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                                                                   EXHIBIT 10.29


                                   ARTICULO 1
                         RECONOCIMIENTO DE LA HERMANDAD

SECCION 1

         La Compania reconoce a la Hermandad como representante exclusiva de todos los empleados incluidos en la Unidad Apropiada, segun se define en el Articulo 2 de este Convenio Colectivo para los fines de negociacion y contratacion colectiva en todo lo relacionado con salarios, condiciones de trabajo, tenencia de empleo, quejas, agravios y todas aquellas condiciones y disposiciones que afecten a los empleados cubiertos por este Convenio.


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                                   ARTICULO 2
                                UNIDAD APROPIADA

SECCION 1

         La Unidad Apropiada cubierta por este Convenio es la certificada por la Junta de Relaciones del Trabajo de Puerto Rico, en el caso P-91-5 D-93-1224 E de fecha 10 de febrero de 1995, segun aplique en PRT, y todos aquellos puestos que han sido incluidos en la unidad apropiada por parte de la Junta de Relaciones del Trabajo desde esa fecha.

SECCION 2

La Compania, en un disco flexible y/o disco digital de computadora en formato EXCEL, enviara a la Hermandad, en o antes de los siguientes treinta (30) dias de cada ano de vigencia de este Convenio, un listado de todas las plazas por niveles, incluidas en esta unidad apropiada, con los nombres de los incumbentes, numero de empleado, sexo, posicion que ocupa, numero de seguro social, fecha de ingreso, fecha de nacimiento, direccion postal y su salario actual. Mensualmente la Compania proveera la informacion antes indicada para aquellos empleados que hayan sufrido cambio.


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                                   ARTICULO 3
                             DERECHOS DE LA GERENCIA

SECCION 1

         La Hermandad reconoce que la administracion de la Compania y direccion de la fuerza obrera son prerrogativas exclusivas de la Compania. Por lo tanto, la Compania retiene y retendra el control exclusivo de todos los asuntos concernientes a la operacion, manejo y administracion de su negocio, incluyendo, pero sin que esto se interprete como una limitacion, la administracion y manejo de sus departamentos y operaciones, la organizacion y metodos de trabajo, los procesos, metodos y procedimientos para rendir el servicio, la determinacion del equipo, piezas, partes y servicios a ser comprados, la asignacion de horas de trabajo, la direccion del personal, el derecho de emplear, clasificar, reclasificar, transferir y disciplinar empleados, y todas las funciones inherentes a la administracion y/o manejo del negocio, salvo como expresamente se limita por los terminos de este Convenio.

SECCION 2

         Si cualquier empleado entiende que se le ha tratado discriminatoria, arbitraria o injustamente de acuerdo con los terminos de este contrato o cualquier disposicion de este contrato se ha violado por cualquier accion que tome la Compania en virtud de la Seccion anterior, tal alegacion sera sometida por la Hermandad o por el empleado al Procedimiento de Querellas establecido en este Convenio.


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                                   ARTICULO 4
                                 TALLER UNIONADO

SECCION 1

         Todo empleado cubierto por este Convenio que a la fecha de firmarse el mismo sea miembro de la Hermandad, vendra obligado como condicion de empleo a mantenerse como miembro de la Hermandad y en caso de personal nuevo, este vendra obligado como condicion de empleo a ingresar a la Hermandad a los treinta (30) dias subsiguientes de estar trabajando para la Compania y en ambos casos a pagar cuotas a la Hermandad durante la vigencia de este Convenio.

SECCION 2

         La Compania, a requerimiento escrito de la Hermandad, despedira o suspendera de su empleo a todo empleado que no se afilie o deje de mantenerse afiliado como miembro bonafide de la Hermandad. Dicho requerimiento escrito debera ser notificado a la Compania por correo certificado y con copia al empleado afectado por correo certificado.

SECCION 3

         La Compania fijara copia de esta clausula en sitios visibles en sus diferentes departamentos en la Isla de Puerto Rico, para conocimiento del personal.

SECCION 4

         En caso de que un organismo competente determine que la separacion a que se refiere la Seccion 2 de este Articulo fue injustificada o ilegal, la Hermandad sera la unica responsable por todos los danos ocasionados por dicho despido y la Hermandad salvaguardara a la Compania y le reembolsara cualquier gasto o desembolso en que la Compania pueda incurrir como consecuencia de dicho despido.

SECCION 5

         La Hermandad tendra la oportunidad de reunirse durante treinta (30) minutos con los empleados recien contratados, como parte del proceso general de orientacion, con el proposito de brindarles informacion acerca de la Hermandad y del Convenio Colectivo. El tiempo invertido durante el turno regular de trabajo de cada empleado orientado se pagara como tiempo trabajado. Esta orientacion se llevara a cabo durante los subsiguientes quince (15) dias desde el ingreso del empleado unionado o desde que la Compania notifica el ingreso, lo que ocurra primero. Dicha notificacion sera enviada a la HIETEL con dos (2) dias de anticipacion a la fecha de la orientacion.


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                                   ARTICULO 5
                               DESCUENTO DE CUOTAS

SECCION 1

         Durante la vigencia de este Convenio Colectivo, la Compania se obliga a deducir automaticamente del sueldo o salario que devengan todos los empleados cubiertos por la definicion de la Unidad Contratante, el importe de la cuota de iniciacion, la cuota regular y/o cualquier cuota especial uniforme que la Hermandad fije a sus miembros despues de recibirse la autorizacion escrita del empleado. La autorizacion de la cuota regular sera por un termino minimo de un
(1) ano y prorrogada ano tras ano, mientras el empleado ocupe un puesto dentro de la unidad contratante. Esta autorizacion sera irrevocable por el periodo de un (1) ano desde la fecha de la autorizacion. La Hermandad notificara por escrito a la Compania respecto a las cuotas a descontarse a los empleados cubiertos por este Convenio. La Hermandad cumplira con todos los procedimientos y leyes aplicables con anterioridad a la fijacion de dichas cuotas y el monto de dichos descuentos sera depositado por la Compania, mediante deposito directo a la cuenta bancaria de la HIETEL.

SECCION 2

a) La Compania entregara al Tesorero de la Hermandad o al Oficial designado por esta, previa prestacion de la fianza requerida por ley, el documento que evidencie el deposito del importe de las cuotas correspondientes durante los diez (10) dias calendario siguientes de efectuarse el pago de cada dos (2) semanas excepto que medien circunstancias extraordinarias en cuyo caso el termino no excedera de diez (10) dias adicionales. La Compania enviara a la Hermandad, en un disco digital de computadora en formato excel, una relacion cada dos
         (2) semanas con los nombres de los empleados a quienes se les ha hecho dichos descuentos, conteniendo ademas el importe individual y total de los mismos. La Compania descontara la cuota de iniciacion en la cantidad y plazos que certifique la Hermandad a todo empleado que ingrese a la Hermandad, despues de recibir la autorizacion escrita del empleado.

b) La Compania no hara remesa de cuotas hasta que la Hermandad le muestre que el Tesorero o el Oficial designado ha prestado la fianza requerida por ley.

c) En todos los casos de suspension o despido en que un Arbitro, Tribunal u organismo administrativo determinare que la suspension del empleado o el despido no estuvo justificado y ordenare la reposicion del empleado con los salarios dejados de percibir total o parcialmente en los casos de despido, u ordenare el pago total o parcial de los salarios dejados de percibir durante la suspension, la Compania debera descontar de dicha paga el total de las cuotas de la Hermandad dejadas de pagar por el empleado durante el tiempo que estuvo despedido o suspendido, segun fuere el caso y remitir su importe a la Hermandad de conformidad con este Articulo.

d) Las partes acuerdan, ademas, que en aquellos casos de suspension o despidos que fueren transigidos y medie como parte del acuerdo el pago total o parcial de salarios dejados de percibir por el empleado, la Compania debera tambien descontar de dicha paga el total de cuotas de la Hermandad dejadas de pagar por el empleado durante el tiempo en que estuvo despedido o suspendido y remitir su importe a la Hermandad en los terminos antes expresados.

e) En cuanto al descuento de cuotas a que se hace referencia en los parrafos c) y d) de esta Seccion, sera obligacion de la Hermandad notificar a la Compania oportunamente el importe total de cuotas a ser descontado al empleado.

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SECCION 3

         En caso de que cualquier organismo competente determine que cualquier cuota ha sido ilegalmente fijada o deducida, la Hermandad relevara a la Compania de toda responsabilidad y la indemnizara y realizara directamente cualquier reembolso ordenado por dicho organismo.

SECCION 4

         Durante la vigencia de este Convenio Colectivo la Compania mensualmente le enviara a la Hermandad un informe sobre los empleados que estan acogidos a cualesquiera de las licencias establecidas en este Convenio Colectivo, cuya duracion sea de treinta (30) dias calendarios o mas, debiendo dicho informe expresar el nombre del empleado y su numero, la plaza que ocupa, el departamento, el centro de trabajo, la licencia a la cual esta acogido y hasta donde sea posible, la duracion de la licencia expresando la posible fecha de regreso.

SECCION 5

         Durante la vigencia de este Convenio, la Compania debera descontar la cuota de la Hermandad en todos aquellos casos en que un empleado de la Unidad Apropiada se encuentre acogido o disfrutando de los beneficios de cualesquiera de las licencias con paga reconocidas en el Convenio, excepto bajo la Licencia de Enfermedad Prolongada (Ley 139) y remitir su importe segun los terminos antes expresados, disponiendose que en aquellos casos bajo la Ley 139 (SINOT) la Compania, una vez que el empleado se reintegre a su trabajo, debera descontar las cuotas de la Hermandad dejadas de pagar por el empleado durante dicha licencia y remitir su importe a la Hermandad en los terminos expresados en este articulo. El total de dichos descuentos se hara en los primeros tres periodos de paga.


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                                   ARTICULO 6
                           COOPERACION DE LA HERMANDAD

SECCION 1

         La Hermandad, asi como sus miembros, acuerdan promover, en todo momento y en lo mas plenamente posible un buen servicio y una operacion eficiente. La Hermandad y sus miembros tambien acuerdan con la Compania producirle en cada jornada diaria de trabajo una maxima produccion.


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                                   ARTICULO 7
                             RESPETO Y CONSIDERACION


SECCION 1

         La Compania y sus funcionarios se obligan a dar a los empleados y a la Hermandad el mejor trato, respeto y consideracion posible a fin de mantener las mejores relaciones entre los empleados, la Hermandad y la Compania.

SECCION 2

         La Hermandad y los empleados de la Unidad Apropiada se obligan a observar para la Compania y sus funcionarios el mejor trato, respeto y consideracion posible a fin de mantener las mejores relaciones entre los empleados, la Hermandad y la Compania.


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                                   ARTICULO 8
                                LA PRODUCTIVIDAD

SECCION 1

         La Hermandad y la Compania reconocen que se debe aumentar la productividad para enfrentar la competencia en los servicios de telecomunicaciones.

         A esos efectos, la Hermandad acuerda que los empleados unionados se comprometeran a rendir el maximo de su productividad, asistencia, puntualidad, eficiencia y efectividad, con orden y disciplina. Todo de acuerdo al Articulo 6, Cooperacion de la Hermandad.


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                                   ARTICULO 9
                            DELEGADOS DE LA HERMANDAD

SECCION 1

         Los delegados representaran a la Hermandad en el proceso de administrar el Convenio Colectivo ante la Compania.

         Los delegados orientaran a los empleados cubiertos por este Convenio Colectivo sobre sus responsabilidades y derechos; asi mismo velaran y tendran facultad de asistir a sus companeros de trabajo cuando estos tengan una queja o querella o cuando su presencia sea requerida por cualquier jefe o supervisor.

SECCION 2

         Los delegados de la Hermandad estaran limitados a atender las querellas y asuntos relacionados con la aplicacion del Convenio Colectivo en su area de trabajo.

SECCION 3

         Ningun Delegado podra intervenir en otro departamento o area que no sea para la cual haya sido designado, a excepcion de aquellas areas de trabajo o departamentos en donde no haya un Delegado nombrado, en cuyo caso el Delegado de otro departamento cercano podra actuar como Delegado en propiedad en esa otra unidad operacional o departamento, siempre y cuando este sea previamente autorizado por escrito por el Presidente de la Hermandad o la persona en quien este delegue por escrito esta funcion.

         La Hermandad tendra derecho a nombrar subdelegados o delegados suplentes que actuaran solo en ausencia del Delegado en propiedad.

SECCION 4

         El Delegado utilizara el tiempo adecuadamente para la mas rapida solucion de querellas. Cuando sea necesario para un Delegado de la Hermandad atender una querella o asunto relacionado debera:

         a. Notificar a su supervisor inmediato con tiempo razonable para desatender su trabajo regular y atender la querella o asunto relacionado.

         b. Los delegados recibiran paga hasta un maximo de una y media (1 1/2) horas por cada querella.

         c. Regresar a su trabajo al terminar de atender el asunto si no ha pasado su horario de trabajo.


         d. Las reuniones entre el Delegado y el empleado que requiera sus servicios a tenor con este Convenio se haran en las inmediaciones del area de trabajo del empleado.

         e. Cuando fuese necesario que un Delegado sostenga una conversacion privada con un empleado en tiempo con o sin paga por la Compania para procesar una querella o para atender un asunto relacionado con la aplicacion del Convenio Colectivo de acuerdo con el Procedimiento para Querellas, debera obtener autorizacion expresa del Supervisor.

SECCION 5

         La Hermandad se compromete a cumplir y a promover el fiel cumplimiento de este articulo de forma tal que el tiempo solicitado por el Delegado se utilice exclusivamente para los propositos antes mencionados.

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         La Compania, por su parte podra tomar las acciones y medidas que estime necesarias y pertinentes de forma tal que se de fiel cumplimiento a las disposiciones de este Articulo, inclusive para que el tiempo solicitado por un Delegado se utilice exclusivamente para los propositos antes expresados.

SECCION 6

         Cuando la Compania amplie sus servicios creando unidades adicionales y aumente el personal sustancialmente en los servicios adicionales, las partes, previo acuerdo, convendran la designacion de los delegados que correspondan.

SECCION 7

         El Delegado representara a los empleados cubiertos por este Convenio Colectivo cuando el empleado asi lo requiera en las distintas etapas del Procedimiento para Querellas, pudiendo el Presidente de la Hermandad o la persona en quien este delegue por escrito participar en dicha representacion.

SECCION 8

         La Compania no reconocera ningun Delegado hasta tanto el Presidente de la Hermandad haya informado por escrito al Director de Asuntos Laborales y del Empleado y este haya recibido su designacion.

         Los delegados, tendran que ser empleados regulares de la Compania.

SECCION 9

         Las partes se pondran de acuerdo en cuanto al horario, numero y sitio en donde los delegados actuaran. Disponiendose, que no habra mas de un Delegado y un Subdelegado en funciones por cada unidad operacional de la Compania.

SECCION 10

         Los delegadoS de area que nombre el Presidente de la Hermandad seran reconocidos por la Compania y estos recibiran el mismo trato, respeto y cortesia que se debe brindar a los oficiales de la Hermandad. La Compania no reconocera ningun delegado de area hasta tanto el Presidente de la Hermandad haya informado por escrito al Director de Asuntos Laborales y del Empleado y este haya recibido su designacion.

         Los delegados de area seran nombrados para representar y sustituir a los oficiales de la Hermandad y cuando visiten el taller o areas especificas para la cual han sido nombrados, tendran todas las prerrogativas que tienen los oficiales de la Hermandad. Los delegados de area deberan cumplir con lo dispuesto en la Seccion 4 de este Articulo.


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                                   ARTICULO 10
                      VISITAS DE OFICIALES DE LA HERMANDAD

SECCION 1

         El Presidente de la Hermandad o los miembros del Comite Ejecutivo tendran acceso a las dependencias de la Compania durante las horas laborables con el proposito de resolver querellas, investigar condiciones de trabajo y verificar el cumplimiento de este Convenio Colectivo. Los miembros del Comite de Elecciones durante periodos de elecciones internas de la Hermandad tendran acceso a las dependencias de la Compania con el unico proposito de administrar y coordinar dichas elecciones. Se dara notificacion previa, por escrito, de no menos de 24 horas, al Director de Asuntos Laborales y del Empleado en ambas situaciones.

SECCION 2

         Al llegar el Presidente o miembro del Comite Ejecutivo o miembro del Comite de Elecciones se identificara e informara el proposito de su visita al Oficial de la Compania a quien va a visitar o al representante que este designe.

SECCION 3

         El Presidente de la Hermandad podra designar representantes para llevar a cabo cualquiera de las funciones de dicho Comite. La Compania no reconocera como tal a los representantes nombrados hasta tanto el Presidente de la Hermandad haya notificado por escrito al Director de Asuntos Laborales y del Empleado su designacion como tal, incluyendo una descripcion de los asuntos que dichos representantes estaran autorizados a manejar a nombre de la Hermandad. No se nombrara mas de un Representante para atender un mismo asunto.

         Los representantes que nombre el Presidente de la Hermandad seran reconocidos por la Compania y recibiran el mismo trato, respeto y cortesia que se debe brindar a los oficiales de la Hermandad, disponiendose que estos representantes tendran acceso a las dependencias de la Compania con el proposito de atender los asuntos autorizados a manejar a nombre de la Hermandad. Al llegar estos representantes se identificaran e informaran el proposito de su visita al Oficial de la Compania a quien van a visitar o al representante que este designe.

SECCION 4

         Las visitas del Presidente, Oficial o Representante de la Hermandad no interrumpiran las operaciones de la Compania y el trabajo de los empleados.


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                                   ARTICULO 11
                            ACTIVIDADES DEL PERSONAL

SECCION 1

         La Compania y la Hermandad convienen que no se permitira a los empleados, representantes y delegados de la Hermandad a hacer propaganda o actividad gremial de indole alguna durante sus horas de trabajo dentro o fuera de las propiedades de la Compania, excepto aquellas expresamente contenidas en este Convenio Colectivo.

SECCION 2

         No se permitira propaganda o actividad gremial de indole alguna dentro de las propiedades de la Compania por parte de los empleados, los delegados y oficiales de la Hermandad durante su tiempo libre, si al asi hacerlo ello ocasiona cualesquiera una o mas de las siguientes condiciones:

         a. Interrumpa o distraiga la labor del personal que este trabajando.

         b.       Constituya un estorbo o perjuicio para la Compania.

         c.       Ocasione un estado de desorden o violencia.

SECCION 3

         La Compania y la Hermandad convienen en que las horas laborables son para que cada empleado las dedique a su trabajo para la Compania y por lo tanto, no es permisible dedicar tiempo laborable a asuntos no relacionados al trabajo como por ejemplo, pero no limitado a, discusiones sobre deportes, politica, religion, ventas y/o actividades personales. Tampoco tales actividades son permisibles en el tiempo libre del empleado pero dentro de las propiedades de la Compania si ello ocasiona cualesquiera una o mas de las condiciones en los incisos a, b y c de la precedente Seccion.

SECCION 4

         Ningun empleado tendra acceso a los edificios o propiedades de la Compania sin previa autorizacion expresa del Supervisor del sitio o de la Division de Seguridad de la Compania, excepto al sitio regular de trabajo y en su horario de trabajo. En caso de recibir tal autorizacion, el empleado estara acompanado en todo momento por dicho Supervisor o por la persona que este designe a menos que el Supervisor o la persona designada por el determine, a su discrecion, que no es necesario acompanarlo y asi se lo comunique por escrito al empleado visitante. Bajo ninguna circunstancia estara autorizado el empleado a penetrar en propiedad de la Compania si no hay un Supervisor o la persona que este designe, disponible para acompanarlo.


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                                   ARTICULO 12
               PUBLICACION, ADJUDICACION DE PLAZAS Y NOMBRAMIENTOS

SECCION 1

         La Compania publicara en todos los centros de trabajo las plazas de nueva creacion, vacantes o que pudiesen quedar vacantes en un futuro cercano que correspondan a la Unidad Contratante que vayan a cubrirse, especificando los requisitos para las mismas. La Compania enviara a la Hermandad una copia de dicha publicacion. Al cancelar una plaza publicada, se le notificara a la Hermandad dicha cancelacion y las razones para su cancelacion.

SECCION 2

         Cualquier empleado regular que reuna los requisitos de una plaza publicada podra solicitar la misma sometiendo la correspondiente peticion en el formulario que suministre la Compania dentro del termino fijado en la publicacion al Departamento de Reclutamiento de la Vice-presidencia de Recursos Humanos, con acuse de recibo.

SECCION 3

         La Compania solo considerara aquellos empleados que, luego de corroborarse, reunan los requisitos, que hayan radicado sus peticiones dentro del periodo fijado en la publicacion y que puedan desempenar las funciones de la plaza inmediatamente que se le adjudique; o de estar disfrutando de sus vacaciones, al concluir las mismas; o de estar acogido a los beneficios del Fondo del Seguro del Estado o en uso de licencia por enfermedad, a los treinta
(30) dias que se le adjudique.

SECCION 4

         Toda plaza vacante o de nueva creacion se adjudicara al empleado de mayor antiguedad que cualifique dentro del orden de prioridad siguiente, excepto en el caso de traslados de una clasificacion a otra o ascensos donde la antiguedad no sera el criterio determinante para adjudicar la plaza, sino que aplicara lo dispuesto en la Seccion 6 de este Articulo.

         a.       Empleados que se vayan a afectar por reducciones de personal.

         b. Empleados que hubiesen sufrido una enfermedad o accidente ocupacional que les impida realizar las funciones que realizaban en sus plazas antes de dicha enfermedad o accidente. Esta prioridad no tendra el alcance de prorrogar el termino de tiempo provisto por ley dentro del cual un empleado reserva su tenencia de empleo a partir del accidente o enfermedad ocupacional.

         c. Empleados que hubiesen sufrido una enfermedad o accidente no-ocupacional que les impida realizar las funciones que realizaban en sus plazas antes de dicha enfermedad o accidente. Esta prioridad no tendra el alcance de prorrogar el termino de tiempo provisto por ley dentro del cual un empleado reserva su tenencia de empleo a partir del accidente o enfermedad no-ocupacional.

         d. Empleados que soliciten traslado a la misma clasificacion ocupacional.

         e. Empleados que hayan solicitado ascensos. Para los efectos de este Convenio se entendera por ascenso el movimiento de un empleado de una posicion a otra posicion que ostente un grado salarial superior y aquellos cambios desde una posicion cuyo nivel maximo de la serie sea inferior al nivel maximo de la nueva posicion.

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         f.       Empleados que hayan solicitado traslado de una clasificacion a otra. Ningun empleado podra solicitar traslado de una clasificacion a otra hasta despues de cumplidos quince (15) meses en una plaza y debera permanecer en dicha plaza un minimo de quince (15) meses luego de dicho movimiento. Ademas, al concederse este traslado el empleado en su nueva posicion debera aprobar un periodo de prueba de tres (3) meses. Esto no aplicara a traslados por necesidad de servicio.

         g. Empleados que hayan solicitado descensos. Ningun empleado podra solicitar descenso hasta despues de cumplidos quince
                  (15) meses en una plaza y debera permanecer en dicha plaza un minimo de quince (15) meses luego de dicho descenso.

         h. Ex empleados que la Compania hubiese cesanteado dentro de los doce (12) meses anteriores por razon de escasez o reduccion de trabajo.

SECCION 5

         Las vacantes que surjan por motivo de la adjudicacion de plazas como resultado de las prioridades mencionadas en la Seccion anterior, seran cubiertas primeramente por peticion de traslado a la misma clasificacion ocupacional, ascenso, luego traslado a otra clasificacion ocupacional y por ultimo descenso y de no llenarse asi, mediante reclutamiento externo. El traslado a que se refiere esta Seccion es solamente aquel tipo de traslado que acerca el centro de trabajo del empleado a su residencia, siempre y cuando el empleado tenga no menos de quince (15) meses en su plaza.

SECCION 6

         En aquellos casos en que la adjudicacion de una plaza vacante o de nueva creacion represente, traslado de una clasificacion a otra o ascenso para el empleado solicitante, la plaza se adjudicara entre los candidatos que, luego de corroborarse, llenen los requisitos a tenor con los siguientes factores: antiguedad; evaluaciones ya escritas y realizadas en el curso normal del empleo de los ultimos dos (2) anos; record de asistencia y puntualidad de los ultimos dos (2) anos; record disciplinario de los ultimos dos (2) anos; experiencia relacionada y adiestramientos.

         La antiguedad prevalecera sobre otros factores, de resultar estos iguales de entre los empleados a considerarse para cubrir las plazas nuevas o vacantes.

SECCION 7

         Ningun empleado tendra derecho a que se le adjudique otra plaza en un traslado, traslado de una clasificacion a otra o en ascenso hasta despues de haber ocupado su plaza actual durante quince (15) meses o hasta que haya llegado al maximo de la progresion existente para su clasificacion ocupacional actual, lo que ocurra primero.

SECCION 8

         En aquellos casos en que a un empleado por solicitud suya se le adjudique una plaza de inferior nivel, o sea que represente un descenso, su salario le sera ajustado a la plaza de nivel inferior.

SECCION 9

         Nada de lo anteriormente dispuesto en este Articulo tendra el alcance de limitar la facultad de la Compania de trasladar empleados por necesidades del servicio ni el derecho de la Compania a reclutar personal externo para aquellas plazas que no hayan sido cubiertas mediante reclutamiento interno de acuerdo con este Convenio Colectivo.

SECCION 10

         Dentro de los cinco (5) dias laborables siguientes de haberse adjudicado una plaza vacante o de nueva creacion, la Compania debera enviar a la Hermandad, por correo certificado con acuse de recibo, copia de la adjudicacion de la misma.

SECCION 11

         La Compania enviara a la Hermandad copia de toda publicacion de plazas vacantes o de nueva creacion.

                                   ARTICULO 13
                      TIEMPO SUJETO A SER LLAMADO "ON CALL"

SECCION 1

         En aquellos casos en que la Compania determine la necesidad de tener personal cualificado sujeto a ser llamado fuera del horario regular en ciertas clasificaciones especializadas y areas de trabajo donde se requiera establecer un itinerario de personal sujeto a llamadas ("on call") aplicara este articulo.

         Los empleados en turnos sujetos a ser llamados, deberan proveer un numero de telefono donde se pueda localizar. De ser necesario, se le proveera un telefono celular u otro equipo portatil para facilitar su localizacion.

         La Compania prepara un itinerario en el cual establezca las necesidades del personal para realizar el trabajo o turnos "On Call" y las mismas seran cubiertas por aquellos que ocupen las clasificaciones especializadas de forma equitativa, siempre que sea posible.

SECCION 2

         El empleado a quien se le asigne a estar sujeto a ser llamado ("on call") se le pagara una bonificacion de $18.00 diarios (turnos de 24 horas), por asignacion a ese turno. En caso del empleado ser llamado a trabajar recibira paga por un minimo de dos horas.

         El empleado no exento que este "on call" y sea llamado a trabajar, el tiempo trabajado le sera pagado a razon de tiempo doble del tipo que se paga por horas regulares de trabajo. El empleado exento que este "on call" y sea llamado a trabajar recibira paga por el tiempo trabajado a razon de tiempo y medio del tipo que se paga por horas regulares de trabajo.


                                   ARTICULO 14
                    PERIODO PROBATORIO PARA NUEVOS EMPLEADOS

SECCION 1

         Todo aspirante a ingreso como empleado, debera haber aprobado primeramente aquellos examenes, escritos o de evaluacion que requiera la Compania.

SECCION 2

         Sera condicion para nombramiento regular de un empleado de nuevo ingreso haber trabajado a satisfaccion de la Compania por un Periodo Probatorio de ciento veinte (120) dias. El periodo de adiestramiento para los empleados probatorios en los centros de adiestramiento reconocidos por la Compania, formara parte del Periodo Probatorio.

SECCION 3

         Todo empleado durante su Periodo Probatorio debera ser evaluado mensualmente en cuanto, entre otros factores, su capacidad de asimilar adiestramiento, su productividad, su eficiencia, su puntualidad, su asistencia al trabajo, sus habitos, actitudes y comportamiento general. La Compania le entregara al empleado una copia de cada evaluacion mensual, salvo que el empleado haya abandonado el servicio y no este disponible.

SECCION 4

         Todo empleado que aprobare satisfactoriamente el Periodo Probatorio, sera nombrado mediante notificacion oficial al empleado y a la Hermandad.

SECCION 5

         Todo empleado probatorio de nuevo ingreso tendra que someterse a aquellos examenes medicos que requiera la Compania y el resultado de dichos examenes medicos tendra que ser satisfactorio para la Compania, como condicion de empleo. Los costos, si alguno, de estos examenes seran sufragados por la Compania.

SECCION 6

         A todo empleado que ingrese a la Compania por virtud de un traspaso, venta, fusion, expropiacion o arrendamiento, le seran aplicables las disposiciones de este Articulo.

SECCION 7

         La Compania tiene derecho a ordenar o decretar la cesantia de cualquier empleado de nuevo ingreso, que se encuentre en su periodo probatorio dentro de los terminos de la Seccion 2, sin que tal cesantia de lugar a querella alguna ante los organismos establecidos por este Convenio Colectivo para la resolucion de controversias y querellas.

                                   ARTICULO 15
                                EXAMENES MEDICOS

SECCION 1

         La Compania podra requerir a cualquier empleado regular que se someta a examenes medicos y de cualquier otro tipo de naturaleza medica. El costo de los examenes, pruebas de laboratorios y cualquier otro procedimiento sin excepcion alguna, sera sufragado por la Compania, salvo como se indica en la Seccion 3 de este Articulo. Esta prerrogativa no podra ser utilizada de forma discriminatoria en contra de los miembros de la Hermandad.

SECCION 2

         La Compania compensara al empleado por el tiempo que tome los examenes relacionados con este Articulo. Dichos examenes seran efectuados durante su jornada regular de trabajo.

SECCION 3

         La Compania podra tomar las acciones y medidas que estime necesarias y pertinentes para que se de un uso correcto a los beneficios dispuestos en los Articulos de Licencia por Enfermedad Prolongada (31) y Licencia por Enfermedad Ocupacional (32) de este Convenio. Asi, la Compania se reserva el derecho de que un medico de su seleccion, debidamente cualificado, determine si el empleado en efecto esta incapacitado. La notificacion al empleado sera con copia a la Union. Para continuar recibiendo el beneficio economico dispuesto en esos Articulos, el empleado debera asistir en la fecha requerida a los examenes y pruebas medicas que este medico ordene.

         Si el medico determina que esta capacitado para trabajar, los beneficios adicionales de los Articulos 31 y 32 cesaran y el empleado recibira lo que dispone la legislacion de SINOT o FSE, lo que sea aplicable. Sin embargo, el periodo de retencion de empleo sera el que dispone el Articulo 31 y 32, el que aplique.

         Si el empleado no esta conforme con la determinacion del medico, la Union podra, dentro de los cinco (5) dias laborables siguientes del empleado recibir la determinacion, solicitar por escrito a la Compania que desea seleccionar de mutuo acuerdo otro medico debidamente cualificado para que evalue si el empleado esta capacitado para trabajar. La Union y la Compania solicitaran al Colegio de Medicos de Puerto Rico que le someta una lista de cinco (5) medicos debidamente cualificados en la alegada condicion, de los cuales las partes escogeran uno (1) mediante la eliminacion de dos (2) por cada parte. Si el Colegio no esta en disposicion de suplir esta lista, la Compania y la Union someteran tres (3) nombres cada uno de medicos debidamente cualificados dada la alegada condicion. Tres (3) de esos nombres se eliminaran al azar y de los tres
(3) restantes cada parte eliminara uno (1), quedando el tercero como escogido. Este medico debera rendir su determinacion no mas tarde de diez (10) dias de finalizados los examenes y pruebas de rigor, si alguna, las cuales se realizaran con toda prontitud y el empleado colaborara a cabalidad. La determinacion de este medico sera final e inapelable. El costo de los examenes y pruebas medicas sera pagado a partes iguales por la Compania y la Union para los primeros cinco
(5) empleados en el ano que soliciten esta revision. Cualquier caso adicional, el costo total sera asumido por la Compania.

         La Compania podra someter en el ano, para determinar si esta capacitado, a un numero de empleados no mayor del equivalente al 10% de los empleados que se acogieron a las licencias bajo los Articulos 31 y 32 del ano natural inmediatamente anterior. La Union sera informada del total de empleados que se acogieron en dicho ano.

                                   ARTICULO 16
                                   ANTIGUEDAD

SECCION 1

         Se entendera por antiguedad el tiempo total de servicio acreditado por la Compania a un empleado. Tiempo acreditado sera todo el tiempo de jornada regular que un empleado haya trabajado en forma continua para la Compania asi como todas las licencias con sueldo. Las licencias sin sueldo que se les concedan a los empleados miembros del Comite Ejecutivo de la Hermandad durante los terminos para los cuales hayan sido electos se les acreditaran a su antiguedad en la Compania.

SECCION 2

         Los derechos de antiguedad caducaran por cualquiera de las siguientes razones:

         a)       Renuncia

         b)       Despido

         c) Cesantia ("lay-off") por doce (12) meses consecutivos o al recibo de la compensacion provista en la Seccion 4 del Articulo 19 - Reduccion de Personal y Reempleo.

         d) Ausencia por enfermedad o accidente ocupacional en exceso de su Licencia por Enfermedad o accidente ocupacional.

         e) Ausencia por enfermedad o accidente no ocupacional en exceso del termino establecido en este Convenio o hasta que agote su Licencia por Enfermedad Prolongada, lo que sea mayor.

         f) No aceptar una plaza disponible y para lo cual cualifica, mientras se encuentre en la lista de empleo preferencial.

         g) Aceptar un puesto fuera de la Unidad Contratante, a menos que el empleado decida volver y/o la Compania decida devolverlo a su antigua posicion, dentro de los seis (6) meses siguientes a su salida de la Unidad Contratante.

SECCION 3

         Los empleados probatorios no acumularan antiguedad hasta que hayan aprobado sus respectivos periodos probatorios, en cuyo caso la antiguedad se retrotraera a la fecha en que comenzaron sus respectivos periodos probatorios.

                                   ARTICULO 17
                                    ASCENSOS

SECCION 1

         Se entendera por ascenso el movimiento de un empleado de una posicion a otra posicion que ostente un grado salarial superior y aquellos cambios desde una posicion cuyo nivel maximo de la serie sea inferior al nivel maximo de la nueva posicion.

SECCION 2

         En los ascensos se le dara prioridad a los empleados de la Compania que hayan solicitado ascenso y que cualifiquen para el mismo, conforme a lo dispuesto en el Articulo 12- Seccion 6, sobre Publicacion, Adjudicacion de Plazas y Nombramientos. La antiguedad prevalecera sobre los otros factores, de resultar estos iguales entre los empleados a considerar para cubrir las plazas en ascenso. Cuando un empleado cambie de clasificacion ocupacional por motivo de un ascenso solicitado por el, no podra solicitar cambio hasta que hayan transcurrido quince (15) meses desde dicho ascenso.

SECCION 3

         Todo empleado ascendido estara sujeto a un periodo de prueba de noventa
(90) dias durante el cual tendra que demostrar tener habilidad, conocimiento, destrezas y la eficiencia que a juicio de la Compania se requiera en la nueva plaza. En los casos de ascensos que requieren adiestramiento especial, dicho periodo de adiestramiento formara parte de este periodo de prueba. El empleado podra solicitar ser devuelto a la posicion que ocupaba antes de cumplir el periodo probatorio, de existir la misma vacante.

SECCION 4

         La progresion a un nivel superior dentro de la misma clasificacion, no se considerara un ascenso. Estas progresiones se haran conforme a los requisitos establecidos por la Compania en la Hoja de Deberes.

SECCION 5

         En el caso de que un empleado sea ascendido a niveles superiores, este tendra derecho a recibir 4% adicional por el proximo nivel salarial que asciende. Ejemplo: 10-11.

         Del ascenso incluir mas de un nivel salarial, este recibira 4% por el primer nivel salarial que ascienda y 2% de aumento por cada nivel adicional en que ascienda la plaza. Ejemplo: 10-12 = un total de 6%.

         Si luego de otorgarle el porciento correspondiente de aumento este queda por debajo del minimo del nivel al que asciende, este se llevara al minimo de la escala.

SECCION 6

         De no aprobar satisfactoriamente su periodo probatorio, el empleado volvera a su posicion anterior con el salario que le hubiere correspondido de haber continuado en la posicion anterior. La Compania reintegrara a su anterior posicion y sueldo a los empleados que hubieran sido ascendidos como resultado de las vacantes que hubiera provocado el ascenso de dicho empleado. Si como resultado de dicho ascenso se hubiese reclutado un empleado nuevo, la Compania quedara en libertad de separar a dicho nuevo empleado.

SECCION 7

         Salvo en casos donde ocurran hechos fuera del control de la Compania y/o se pueda afectar adversamente el servicio, el empleado sera ubicado en la posicion en ascenso dentro de un periodo que no excedera de treinta (30) dias a partir de la fecha en que el Departamento de Reclutamiento le adjudique la misma.

                                   ARTICULO 18
                                    TRASLADOS

SECCION 1

         Para fines de este Convenio se entendera por traslado:

         Cualquier cambio permanente de una seccion, division o departamento a otro, de un centro de trabajo a otro, o de un municipio a otro, ya sea de una plaza a otra en la misma clasificacion o a una plaza en otra clasificacion con el mismo nivel.

SECCION 2

Habra dos (2) tipos de traslados:

         a. Traslados por peticion formal del empleado, que es aquel que se produce al completar una peticion escrita, a traves del Departamento de Reclutamiento. Sera requisito haber cumplido un minimo de quince (15) meses de incumbencia en la posicion que el empleado ocupa para poder radicar una peticion de traslado. En caso de que el traslado sea a una posicion distinta a la ocupada por el empleado, este debera reunir los requisitos minimos en vigor, requeridos para la plaza a la cual vaya a ser trasladado y estara sujeto a un periodo probatorio de tres (3) meses.

         b. Traslados cuando la Compania lo determine por necesidad del servicio. Siempre que la Compania determine trasladar por necesidad del servicio, el mismo se efectuara tomando en consideracion la antiguedad del empleado de forma tal que se trasladen los empleados cualificados con menor antiguedad a menos que exista un empleado cualificado voluntario de mayor antiguedad.

         c. El empleado podra, despues de efectuado este tipo de traslado, cuestionarlo a traves del Procedimiento de Querellas, Seccion 3, Primera Etapa.

         d. En el caso de que surja la necesidad de cubrir la plaza que dejo vacante el empleado trasladado por necesidad del servicio dentro de los siguientes ciento ochenta (180) dias de efectuado el traslado, este, el empleado trasladado, tendra prioridad para regresar a dicha plaza. Pasados los ciento ochenta (180) dias la plaza se llenara siguiendo el proceso establecido en el Articulo 12, Publicacion, Adjudicacion de Plazas y Nombramientos.

SECCION 3

         Salvo en casos donde ocurran hechos fuera del control de la Compania y/o se pueda afectar adversamente el servicio, el empleado sera ubicado en la posicion de traslado dentro de un periodo que no excedera de treinta (30) dias a partir de la fecha en que el Departamento de Reclutamiento le adjudique la misma.

SECCION 4

         Cuando la Compania interese trasladar permanentemente a un empleado por necesidades del servicio, notificara por escrito al empleado y a la Hermandad, con treinta (30) dias de anticipacion, excepto que medien circunstancias extraordinarias en cuyo caso se notificara con diez (10) dias de anticipacion.

         En caso de traslados por necesidad de servicio, donde el empleado permanezca donde normalmente esta ubicado su centro de trabajo, o cuando el traslado sea entre los edificios que comprendan Plaza Telefonica (Roosevelt 1513 y 1515), se le notificara con no menos de quince (15) dias de anticipacion.

SECCION 5

         La Compania reconocera el derecho de permuta entre los empleados siempre que la Compania determine, a su entera discrecion, que existen igualdad de circunstancias, categoria, capacidad, eficiencia y habilidad. En caso de permuta los gastos ocasionados por el traslado seran por cuenta de los empleados.

SECCION 6

         El traslado no se utilizara en forma caprichosa, arbitraria, discriminatoria o como medida disciplinaria.

                                   ARTICULO 19
                        REDUCCION DE PERSONAL Y REEMPLEO

SECCION 1

         Cuando la Compania determine la necesidad de efectuar cesantias o traslados de personal por falta de trabajo suficiente o por razones de economia en determinadas clasificaciones de empleo, preparara un plan de cesantia o traslado, segun fuera el caso, a tono con las disposiciones de este Convenio. La Compania le notificara por correo certificado o personalmente por escrito la cesantia o traslado a los empleados afectados y a la Hermandad incluyendo en la notificacion copia del Plan, con no menos de quince (15) dias laborables de anticipacion a la fecha en que habra de ser efectiva la cesantia o traslado y tal reduccion se hara observando el siguiente orden:

         a.       Empleado probatorio en la clasificacion afectada.

         b. Empleado regular por orden inverso de antiguedad en la clasificacion afectada.

         En casos de cesantias o traslados, los empleados miembros del Comite Ejecutivo y los delegados tendran superantiguedad en su clasificacion.

         La determinacion del numero de empleados que se necesitan para realizar una tarea es una funcion exclusivamente gerencial que no podra ser cuestionada a traves del Procedimiento para Querellas.

SECCION 2

         a. En caso de que un empleado con por lo menos un (1) ano de antiguedad este sujeto a cesantia ("lay-off"), este podra optar por desplazar ("bump") a otro empleado en una clasificacion lateral o inferior con menos antiguedad en el cual el desplazante este capacitado para realizar la labor inmediatamente o cualquier otra clasificacion en que el desplazante haya trabajado anteriormente en mas de una ocasion y continue siendo capaz de realizar el trabajo inmediatamente.

         b. Cualquier empleado regular con por lo menos un (1) ano de antiguedad que sea desplazado como resultado del procedimiento establecido en el parrafo (a) que antecede, tendra igualmente derecho a desplazar mediante antiguedad siguiendo exactamente el procedimiento establecido en el parrafo anterior.

SECCION 3

         Cualquier empleado que sea cesanteado ("lay-off") y que al momento de la cesantia tenga un (1) ano o mas de antiguedad, tendra derecho a una compensacion equivalente a dos (2) semanas de salario mas una (1) semana por cada ano de antiguedad hasta un maximo de veinte (20) semanas.

SECCION 4

         Todo empleado cesanteado ("lay-off") y que al momento de la suspension tenga por lo menos un (1) ano o mas de antiguedad sera incluido en una lista de empleo preferencial por un maximo de doce (12) meses.

SECCION 5

         La compensacion provista en la Seccion 3 anterior sera pagada al finalizar el periodo de doce (12) meses senalado en la Seccion 4 que antecede. En la alternativa, un empleado cesanteado ("lay-off") puede escoger recibir la compensacion por cesantia senalada anteriormente en cualquier momento luego de notificada la cesantia, mas dicho empleado sera excluido de la lista de empleo preferencial tan pronto reciba dicha compensacion.

SECCION 6

         Los empleados regulares cesanteados se incluiran en un registro de elegibles, utilizando el criterio de antiguedad y tendran la preferencia dispuesta en la Seccion 4 del Articulo sobre "Publicacion, Adjudicacion de Plazas y Nombramientos" para ocupar plazas nuevas o vacantes regulares dentro de la unidad contratante, siempre y cuando este cualificado y capacitado para desempenar tal puesto.

SECCION 7

         La Compania le suministrara a la Hermandad copia de esta lista de elegibles con el nombre del empleado, puesto que ocupaba y los anos de servicio, asi mismo le informara los cambios en la lista, si alguno.

SECCION 8

         Cuando surja la posibilidad de reempleo, la Compania se comunicara con el ex empleado cesanteado por correo certificado a su ultima direccion conocida, con copia a la Hermandad, concediendole diez (10) dias laborables para aceptar la plaza. De no aceptar o contestar dentro del termino, perdera el derecho concedido en este Articulo y sera eliminado de la lista correspondiente. Si contesta dentro de dicho termino indicando que no puede aceptar el empleo por razones extraordinarias que efectivamente le imposibilite aceptar la posicion que se le brinde y asi lo comprueba a la Compania dentro de dicho termino, el ex empleado cesanteado no perdera el derecho de reempleo con relacion a otras vacantes que surjan posteriormente en su clasificacion dentro del termino de nueve (9) meses posteriores a su cesantia, segun se dispone mas adelante.

SECCION 9

         El derecho a reempleo, segun se dispone en este Articulo, se extinguira a los nueve (9) meses de haber cesado como empleado de la Compania, excepto que no acepte o no conteste una comunicacion ofreciendole una vacante, segun se dispone en la seccion anterior. De congelar plazas durante este periodo se extendera el derecho por tiempo igual de la congelacion.

                                   ARTICULO 20
                                 RECLASIFICACION

SECCION 1

         Cuando la Hermandad considere que a una plaza se le han asignado funciones o deberes de una plaza superior o que los deberes y funciones de esta hayan evolucionado de manera sustancial y permanente hacia una plaza de nivel superior o que se le han asignado funciones y deberes de mayor complejidad, el Presidente o en ausencia de este el Representante autorizado, sometera por escrito una peticion de reclasificacion al Director de Asuntos Laborales y del Empleado, indicando los criterios y razones justificando la peticion.

SECCION 2

         No se aceptaran peticiones de reclasificacion para plazas que no esten en el nivel salarial maximo de su clase, si esta clase esta constituida por niveles de progresion.

SECCION 3

         La asignacion de deberes o funciones adicionales de igual, similar o menor complejidad, y/o el aumento en el volumen de trabajo, no conllevaran una reclasificacion.

SECCION 4

         El Director del Departamento de Asuntos Laborales y del Empleado notificara al Presidente de la Hermandad la posicion de la Compania sobre la peticion de reclasificacion dentro de un periodo de noventa (90) dias a partir del recibo de la misma. Si se determinara que una plaza debe reclasificarse, la reclasificacion de esta sera efectiva a la fecha de notificacion por escrito de la Compania a la Hermandad.

SECCION 5

         No se aceptaran peticiones de reclasificacion de plazas de la Unidad Contratante si dentro de los ultimos tres (3) anos se hubiese radicado una peticion sobre la misma plaza.

SECCION 6

         En el caso de que la plaza de un empleado sea reclasificada a niveles superiores, este tendra derecho a recibir 4% adicional por el proximo nivel salarial en que se reclasifica la plaza. Ejemplo: 10-11.

         De la reclasificacion incluir mas de un nivel salarial, este recibira 4% por el primer nivel salarial en que se reclasifica la plaza y 2% de aumento por cada nivel adicional en que se reclasifique la plaza. Ejemplo: 10-12 = un total de 6%.

         Si luego de otorgarle el porciento correspondiente de aumento este queda por debajo del minimo del nivel al que se reclasifica la plaza, este se llevara al minimo de la escala.

                                   ARTICULO 21
                             EXPEDIENTES DE PERSONAL

SECCION 1

         El expediente oficial de cada empleado es el expediente en posesion de la Compania bajo la custodia de la Division de Records. Las amonestaciones, reprimendas, advertencias o acciones disciplinarias impuestas que no consten en el expediente oficial, no podran ser utilizadas para ningun proposito.

SECCION 2

         Todo empleado podra, previa solicitud y coordinacion con su supervisor inmediato, revisar su expediente de personal una vez al ano.

SECCION 3

         La Compania conviene, ademas, en presentar el expediente oficial de personal cuando el empleado tenga pendiente para vista una querella en la tercera etapa del Procedimiento para Querellas y el empleado haya solicitado previamente por escrito a su supervisor inmediato, su presentacion y cuando el empleado entienda que en el expediente oficial aparecen cargos que no estan de acuerdo con los hechos. El Presidente o miembro del Comite Ejecutivo podra examinar el expediente del empleado en la tercera etapa del Procedimiento para Querellas si el empleado asi lo permite y esta presente.

SECCION 4

         La Compania conviene, asimismo, en presentar el expediente de personal a todo unionado cuya solicitud para ascenso, traslado o cambio a una plaza con un grado salarial inferior haya sido denegada y este solicite por escrito examinar su expediente y tenga pendiente una querella en tercera etapa sobre su ascenso, traslado o cambio a una plaza con un grado salarial inferior.

SECCION 5

         Cuando en el expediente del empleado, posterior a su presentacion aparezcan cargos o documentos que no se ajustan a los hechos reales, la Compania, previa investigacion de los hechos, conviene en retirar los documentos presentados y/o corregirlos si fuere necesario.

SECCION 6

         La Compania enviara a la Hermandad y entregara al Delegado correspondiente copia de toda accion disciplinaria que se notifique por escrito a un empleado incluido en la Unidad Contratante. La Compania enviara a la Hermandad copia de todo movimiento de personal debidamente aprobado y relacionado con empleados de la unidad contratante.

SECCION 7

         La Compania no suministrara a ninguna persona o entidad ajena a esta, informacion que surja del expediente de personal del empleado, sin su autorizacion escrita, a menos que medie mandato judicial, en cuyo caso se le notificara previamente. Cuando medie mandato judicial o de ley, al empleado se le notificara simultaneamente de la entrega del documento, a menos que la orden judicial o la ley lo prohiba expresamente.

SECCION 8

         El empleado tendra derecho a que se le suministre copia de todo documento que sea colocado en su expediente de personal que contenga informacion relativa a su persona.

                                   ARTICULO 22
                        TRABAJO DE LA UNIDAD CONTRATANTE

SECCION 1

         La Compania acuerda que personal empleado en capacidad de supervisor o no supervisor que no este incluido dentro de la Unidad Contratante, no haran trabajo asignado a empleados dentro de la Unidad Contratante, excepto en casos de emergencia y/o circunstancias donde empleados de la Unidad Contratante, segun se define en este Convenio, no esten disponibles. Nada de lo anteriormente expuesto limitara la funcion normal de la gerencia de instruir, adiestrar y dirigir el trabajo de empleados dentro de la Unidad Contratante.

SECCION 2

         Para los efectos de este articulo "casos de emergencia" significara casos de fuerza mayor tales como:

         a.       Emergencia Nacional

         b.       Huracanes

         c.       Incendios

         d.       Inundaciones

         e.       Terremotos

         f. Casos de averias mayores donde el numero de empleados disponibles no sea suficiente y/o cuando no hayan podido corregirla.

SECCION 3

         Para los efectos de este Articulo el concepto "cuando empleados de la Unidad Contratante no esten disponibles", significara circunstancias tales como en las que:

         a. Se requiera trabajar tiempo extra y el personal de la Unidad Contratante, de la clasificacion requerida, no este disponible para trabajar en tiempo extra.

         b. Cuando se acumule trabajo en forma anormal y el personal de la Unidad Contratante disponible no es suficiente para cubrir las necesidades del servicio. Esta circunstancia no podra justificar que se realice labor de la Unidad Apropiada con personal que no es de la Unidad en un lugar o en una clasificacion especifica por mas de ciento ochenta (180) dias.

         c. Cuando por motivo de ausencia de personal de la Unidad Contratante se afecte el servicio, requiriendo que otro personal realice el trabajo.

         Cuando surjan las situaciones contempladas en los parrafos b y c la Compania agotara el recurso de traer personal de la Unidad Contratante disponible de la misma clasificacion desde otros centros de trabajo de la Compania pertenecientes al mismo departamento y ubicados en la misma area geografica en donde exista la necesidad, siempre y cuando no se afecte la operacion de estos otros centros de trabajo.

         Durante el transcurso del tiempo del proceso de agotar el recurso de traer personal de la Unidad Contratante, la Compania podra tomar las medidas necesarias para que no se interrumpa el servicio siempre que la instrumentacion de esas medidas no anule el proposito expresado en el parrafo precedente.

         Entendiendose, sin embargo, que la anterior disposicion aplicara unica y exclusivamente cuando las situaciones contempladas en los parrafos b. y c. se deban o sean consecuencia directa del desenvolvimiento normal de los servicios que presta la Compania. Bajo ninguna circunstancia aplicara cuando las situaciones contempladas en los parrafos b. y c. sean consecuencia directa o indirecta de actuaciones del personal de la Unidad Contratante encaminadas a producir un acumulamiento anormal de trabajo: tales como "slowdowns", ausencias anormales o concertadas del personal de la Unidad Contratante de la Compania, o cualquier actuacion de las expresadas en el articulo de "No Huelga y No Cierre Forzoso" del Convenio Colectivo y/o acciones disciplinarias tomadas como resultado de la conducta anteriormente indicada.

         El personal de la unidad contratante realizara las labores que le correspondan cuando surjan las excepciones indicadas en este Articulo.

         La intencion de las partes en este acuerdo es evitar que el personal gerencial desplace al personal de la Unidad Contratante en su trabajo regular y al trabajar tiempo extra y en ningun momento prohibir que se lleven a cabo sus operaciones como empresa de servicio normalmente.

         Este acuerdo no tiene la intencion de permitirle a los supervisores efectuar labor de la Unidad Contratante en todo momento.

SECCION 4

         La Compania acuerda que no le asignara trabajo de supervision, ejecutivo, gerencial o confidencial a empleados que pertenezcan y esten incluidos en la Unidad Contratante.

         Las partes reconocen que es indispensable que la Compania pueda brindar un servicio rapido y eficiente que responda adecuadamente a las necesidades y requerimientos de los clientes y asi competir exitosamente para mantener trabajo seguro. En virtud de lo anterior y de la acelerada evolucion de la tecnologia y de la naturaleza del mercado, la Compania podra asignar funciones de despacho, funciones de pruebas y funciones de Tecnico de Instalacion y Mantenimiento de Equipo de Transmision y Servicios Especiales de esta unidad contratante a otra unidad contratante. La asignacion de labores compartidas de esta unidad contratante a miembros de otra unidad contratante de la Compania, no se utilizara para cesantear o trasladar empleados de HIETEL en clasificaciones con las funciones antes mencionadas, ni para que tales clasificaciones y plazas HIETEL se conviertan en clasificaciones y plazas de otra unidad contratante, ni para que tales clasificaciones y plazas sean eliminadas.

         La Compania podra asignar trabajo de otras unidades contratantes a los empleados cubiertos por este Convenio Colectivo en todas aquellas situaciones y circunstancias que no esten expresamente prohibidas y/o que esten permitidas en los convenios colectivos aplicables a dichas otras unidades contratantes. En situaciones de actividades concertadas oficiales de dichas otras unidades contratantes, los empleados incluidos en esta unidad no vendran obligados a realizar el trabajo de dichas otras unidades contratantes, pero no podran negarse a realizar trabajo de su propia unidad.

                                   ARTICULO 23
                          SALUD Y SEGURIDAD OCUPACIONAL

SECCION 1

         La Hermandad y la Compania acuerdan que las condiciones de seguridad en el trabajo son una responsabilidad de los empleados y la Compania.

         La Compania acuerda proveer condiciones y metodos seguros de trabajo y eliminar situaciones inseguras de trabajo, en lo cual la Hermandad conviene en cooperar con la Compania.

SECCION 2

         Los empleados deben cumplir y acatar las normas de seguridad establecidas por la Compania, por las leyes y/o por reglamentos.

         El requisito de la Compania que exige que los empleados lleven consigo en un sitio visible la tarjeta de identificacion, que lo acredite como empleado, sera cumplido por todo el personal. El costo de la tarjeta de identificacion sera costeado por la Compania.

SECCION 3

         Todo empleado que sufra un accidente de trabajo o que se enferme en horas laborables y que su lesion o enfermedad resulte en un caso de emergencia en donde se requieran servicios medicos o de hospitalizacion de inmediato, tendra derecho, previo a la autorizacion de un Supervisor, a que se utilice para su transporte a cualquier vehiculo de la Compania que este disponible y tal vehiculo podra ser manejado por cualquier persona autorizada para conducir vehiculos de motor si el conductor encargado del vehiculo no esta disponible o accesible al momento del accidente.

SECCION 4

         La Compania proveera y mantendra facilidades sanitarias adecuadas, asi como agua potable y la Hermandad promovera el uso adecuado de dichas facilidades.

SECCION 5

         La Compania proveera a la Hermandad una copia de todos los informes periodicos que someta a cualquier agencia gubernamental relacionado con accidentes ocupacionales.

SECCION 6

         La Compania cumplira con todas las disposiciones aplicables de las leyes y reglamentos de Puerto Rico y federales administradas por el Departamento de Salud o el Departamento del Trabajo y Recursos Humanos respecto a facilidades y condiciones de trabajo y seguridad.

SECCION 7

         En aquellos casos en que la Compania determine establecer nuevos centros de trabajo, se le notificara a la Hermandad con treinta (30) dias de anticipacion, cuando existan cincuenta (50) o mas empleados trabajando en dicho centro y quince (15) dias de anticipacion, cuando existan menos de cincuenta
(50) empleados, con el proposito de que esta tenga la oportunidad de examinar el mismo antes de comenzar operaciones en dichos centros y pueda expresar sus observaciones y recomendaciones. En casos especiales, la Compania y la Hermandad se pondran de acuerdo para establecer la inspeccion en un termino menor de tiempo.

SECCION 8

         La Compania, a traves de su Division de Prevencion de Accidentes, acuerda proveer a la Hermandad los informes de accidente del trabajo y estudios realizados por cualquier laboratorio en o antes de treinta (30) dias calendarios siguientes al accidente.

                                   ARTICULO 24
                          PROGRAMA DE PRUEBAS DE DROGAS

SECCION 1

         La Hermandad y la Compania reconocen que el uso y abuso de sustancias controladas es un problema alarmante en el pais y afecta negativamente a la fuerza trabajadora. La Hermandad, preocupada por la salud y seguridad de sus miembros, reconoce los riesgos a que pueden ser expuestos sus empleados por el uso y abuso de las sustancias controladas.

SECCION 2

         La Compania, consciente de su responsabilidad para proteger la salud y seguridad de sus empleados y clientes, asi como de su responsabilidad de velar por la productividad y la realizacion eficiente de los servicios que prestan sus empleados al pueblo, desea consignar su preocupacion por el problema que representa el uso y abuso de drogas por los empleados.

SECCION 3

         A estos propositos y para mantener un ambiente de trabajo libre de los problemas asociados con el uso y abuso de sustancias controladas; y para proteger la salud y seguridad de los empleados cubiertos en esta Unidad Apropiada, las partes luego de un analisis ponderado y consciente de todos los elementos involucrados en esta problematica, voluntariamente y en libre ejercicio de sus facultades contractuales conforme a la ley, acuerdan que la Compania podra adoptar un Programa de Sustancias Controladas para los empleados, de acuerdo a la Ley Numero 59 del 8 de agosto de 1997.

Los criterios rectores del Programa seran:

         o La proteccion de la confidencialidad, los derechos civiles y constitucionales de los empleados.

         o        La no-discriminacion contra el empleado.

         o La identificacion de usuarios de drogas a los efectos de brindar a los empleados la oportunidad de tratamiento y rehabilitacion de conformidad con la ley, el Programa de Deteccion del Uso de Sustancias Controladas para los Empleados de la Compania y los programas internos o externos de ayuda al empleado de la Compania.

                                   ARTICULO 25
                               TABLON DE ANUNCIOS

SECCION 1

         La Compania permitira a la Hermandad el uso de tablones de anuncios ("bulletin boards") en lugares a ser determinados por mutuo acuerdo de las partes.

         En estos tablones de anuncios se fijaran avisos sobre:

         a. Convocatorias a reuniones que se limitaran a especificar el sitio, hora y fecha de dichas actividades.

         b.       Nombramientos de oficiales, comites y delegados.

         c. Resultados de negociaciones, elecciones o asuntos que constituyan proyectos comunes de la Compania y la Hermandad.

         d. Actividades sociales, sindicales, recreativas, educativas, o culturales.

SECCION 2

         La instalacion y costos de estos tablones ("bulletin boards") seran por cuenta de la Compania.

SECCION 3

         Se conviene que los avisos que se fijen no contendran material politico, religioso, o que propenda a difamar, denigrar o afectar la imagen de la Compania o sus funcionarios.

         La Compania no permitira que se fijen avisos contrarios y en violacion de esta clausula.

                                   ARTICULO 26
                        JORNADA DE TRABAJO Y TIEMPO EXTRA

SECCION 1

         A los efectos de este Convenio, para los fines de computar tiempo extra, la semana de trabajo consistira de cuarenta (40) horas y la jornada de trabajo diaria consistira de ocho (8) horas. La semana de trabajo consistira de cinco (5) dias consecutivos.

SECCION 2

         Ningun empleado trabajara tiempo extra sin antes haber recibido autorizacion de su Supervisor inmediato o de los superiores inmediatos de este. Cuando la Compania determine que las necesidades del servicio requieren trabajar tiempo extra podra solicitar de cualquier empleado que trabaje tiempo extra y el empleado lo trabajara, a menos que pueda demostrar que tiene justa causa para no trabajar dicho tiempo extra.

SECCION 3

         La Compania asignara el trabajo en tiempo extra sin privilegios. Siempre que sea operacionalmente posible y las exigencias del servicio asi lo permitan, se tomara en consideracion a los empleados que lo soliciten voluntariamente.

SECCION 4

         El tiempo extra que la Compania requiera que se trabaje en exceso de cuarenta (40) horas semanales sera pagado a razon de tiempo doble del tipo que se paga por horas regulares de trabajo. Las horas que la Compania requiera que se trabajen en exceso de ocho (8) horas al dia, seran pagadas a razon de doble el tipo por hora pagado por horas regulares.

SECCION 5

         Cuando un empleado sea requerido a trabajar fuera del sitio donde resida, el tiempo durante el cual el empleado no este realmente trabajando, tal como, pero sin que esto se entienda como una limitacion, el tiempo por comidas, dormir, etc., no se considerara como tiempo trabajado.

SECCION 6

         Los empleados cubiertos por este Convenio podran disfrutar de un descanso de quince (15) minutos en el curso de cada periodo de cuatro (4) horas de trabajo siempre y cuando el servicio no se afecte y las emergencias se atiendan. La Compania programara la forma en que los empleados disfrutaran de este periodo de descanso.

SECCION 7

         Todo empleado tiene derecho a disfrutar de una (1) hora para tomar alimentos, la cual debera comenzar a disfrutar no antes del final de la tercera hora ni mas tarde del final de la quinta hora de su turno regular de trabajo diario. El tiempo trabajado durante el periodo destinado para tomar alimentos se compensara a razon de dos (2) veces el tipo por hora regular de trabajo.

SECCION 8

         Para conveniencia de los empleados cubiertos por este Convenio, en el caso de los periodos de tomar alimentos que ocurran fuera de la jornada regular del empleado, dicho periodo se obviara (no se disfrutara) sujeto a que no se trabajen mas de dos (2) horas despues de la jornada regular de trabajo diaria. Este acuerdo no tiene el efecto de eliminar el derecho de un empleado a disfrutar de su hora de tomar alimentos cuando en cualquier momento dado trabaje mas de dos (2) horas despues de su jornada regular. De darse esta situacion y el empleado no disfrute de su periodo de tomar alimentos, la Compania vendra obligada a pagar la penalidad que la ley disponga para esa hora en particular.

SECCION 9

         Las disposiciones contenidas en este Articulo aplicaran unicamente a aquellos empleados de la Compania cubiertos por este Convenio que no esten exentos o puedan no estar exentos en el futuro por cualquier ley, reglamento, decreto, o alguna otra disposicion referente al pago de compensacion adicional por horas extras de trabajo.

         No obstante, los empleados exentos cubiertos por este Convenio podran recibir pago bajo este Articulo a base de tiempo y medio sujeto al procedimiento de Compensacion Suplementaria para Empleados Exentos que se encuentra vigente (P-FI-011 del 30 de junio de 1995). La Compania no hara cambios a este procedimiento departamental durante la vigencia del Convenio.

                                   ARTICULO 27
                             JORNADA TIEMPO PARCIAL

SECCION 1

         La Compania podra reclutar empleados a jornada parcial "Part Timers" (que trabajan no menos de (20) veinte horas semanales ni mas de (26) veintiseis horas semanales).

         El itinerario de horas mensuales se distribuira en forma equitativa siguiendo el criterio de antiguedad y se le notificara con diez (10) dias de anticipacion. Los empleados regulares de jornada parcial seran reclutados para ocupar puestos de Consultores de Ventas, Coordinadores de Servicio al Cliente ACD (Automatic Call Distribution), Coordinadores de Servicio al Cliente en la Division de Servicios Financieros en las secciones de "In Bound" y "Hot Line", Tecnico de Apoyo Operacional I (1283027), Tecnico de Apoyo de Sistemas de Informacion I (1083025), Consultor de Servicio al Cliente I (1084004), Coordinador de Servicio al por Mayor I (1085025), Especialista en Cuentas de Servicio al por Mayor I (1282046), Asesor Tecnico de Servicio al Cliente I (1383013) y Coordinador de Servicio Alambrico Local I (1282023).

         Los beneficios y disposiciones contenidas en este Convenio aplicaran en su totalidad a los empleados regulares de jornada parcial, disponiendose que los siguientes articulos aplicaran en proporcion a las horas trabajadas: Vacaciones, Licencia por Enfermedad, Licencia por Enfermedad Prolongada, Licencia por Enfermedad Ocupacional y Ayuda Economica para Gastos de Estudios.

         Las Secciones 1 y 2 del Articulo 50 - Publicacion de Turnos, y la ultima oracion de la Seccion 1 del Articulo 26 - Jornada de Trabajo y Tiempo Extra, no seran de aplicacion a los empleados regulares de jornada parcial.

         A estos empleados les aplicara lo dispuesto en el Articulo 14, Periodo Probatorio para Nuevos Empleados.

         La implantacion de la medida anterior sera en forma prospectiva, de forma tal que la operacion de ventas y servicio al cliente no tenga mas del cuarenta y cinco por ciento (45%) del total de puestos de Consultores de Ventas y Coordinadores de Servicio al Cliente de ACD ("Automatic Call Distribution"), Tecnico de Apoyo Operacional I (1283027), Tecnico de Apoyo de Sistemas de Informacion I (1083025), Consultor de Servicio al Cliente I (1084004), Coordinador de Servicio al por Mayor I (1085025), Especialista en Cuentas de Servicio al por Mayor I (1282046), Asesor Tecnico de Servicio al Cliente I (1383013) y Coordinador de Servicio Alambrico Local I (1282023) a jornada parcial, excepto en la Division de Servicios Financieros, secciones de "In Bound" y "Hot Line" que no tendra mas del cuarenta y cinco por ciento (45%) del total de puestos en dichas secciones. Este proceso sera implantado gradualmente. La utilizacion de empleados a jornada parcial no tendra el efecto de reemplazar personal regular con jornada completa de ocho (8) horas ni afectar en forma alguna beneficios de estos ultimos.

                                   ARTICULO 28
                                   VACACIONES

SECCION 1

         El personal de la Unidad Contratante disfrutara de vacaciones en la siguiente forma:

         a. Aquellos empleados que cuenten con menos de tres (3) anos de empleo disfrutaran vacaciones durante la vigencia de este Convenio a razon de uno y dos tercios (1 2/3) dias laborables por cada mes de trabajo.

         b. Aquellos empleados que cuenten con tres (3) anos o mas de empleo pero menos de siete (7), disfrutaran vacaciones durante la vigencia de este Convenio a razon de uno y cinco sextos (1 5/6) dias laborables por cada mes de trabajo.

         c. Aquellos empleados que cuenten con siete (7) anos o mas pero menos de diez (10), disfrutaran vacaciones durante la vigencia de este Convenio a razon de dos y un sexto (2 1/6) dias laborables por cada mes de trabajo.

         d. Empleados que cuenten con diez (10) anos o mas disfrutaran vacaciones durante la vigencia de este Convenio, a razon de dos y medio (2 1/2) dias laborables por cada mes de trabajo.

         Para tener derecho a disfrutar los dias de vacaciones segun se dispone anteriormente durante el mes de trabajo, el empleado tendra que haber trabajado por lo menos cien (100) horas de labor en dicho mes. El empleado que trabaje menos de cien (100) horas en cualquier mes disfrutara vacaciones en la proporcion que el numero de horas que de hecho trabajo en ese mes es a cien
(100) horas; por ejemplo: si un empleado que tiene derecho a disfrutar vacaciones bajo el inciso b. de esta Seccion trabaja en determinado mes setenta y cinco (75) horas, tendra derecho a disfrutar en ese mes setenta y cinco porciento (75%) de uno y cinco sextos (1 5/6) dias a base de un dia laborable de ocho (8) horas, diez punto noventinueve (10.99), redondeado a once (11) horas de vacaciones en ese mes. El empleado recibira al comenzar a disfrutar sus vacaciones el equivalente a las horas acumuladas a base de la formula aplicable antes mencionada multiplicando por el tipo de paga basica regular por hora del empleado.

SECCION 2

         Las vacaciones se tomaran durante el periodo de doce (12) meses subsiguientes a la fecha de aniversario de ingreso del empleado. Disponiendose que si al finalizar dicho periodo de doce (12) meses no ha sido posible concederle al empleado las vacaciones que debia haber disfrutado durante el mismo, estas le seran pagadas doble el tipo regular por hora, y aquellas vacaciones que fueron acumuladas durante dicho periodo de doce (12) meses comenzaran a ser disfrutadas al momento en que se paguen las vacaciones antes mencionadas. Si el disfrute o la continuacion del disfrute de una licencia provocaria que el empleado no pueda tomar las vacaciones programadas dentro de dicho periodo de doce (12) meses, el empleado tomara las vacaciones programadas que sobrevencerian y luego disfrutara o continuara disfrutando de otra licencia. Cuando un empleado una vez programada sus vacaciones regulares y estas sean suspendidas por necesidad de servicio y no sean reprogramadas con el empleado y este (el empleado) se acoja a cualquier otra licencia y como consecuencia de esta se sobrevencen sus vacaciones, esto no sera atribuible al empleado y estas se pagaran doble el tipo regular por hora. Las disposiciones contenidas en esta Seccion aplicaran unicamente aquellos empleados de la Compania cubiertos por este Convenio que no esten exentos o puedan no estar exentos en el futuro por cualquier ley, reglamento, decreto, o disposicion otra alguna referente al pago de compensacion adicional por horas extras de trabajo.

SECCION 3

         La Compania determinara las fechas en que empezara y terminara el periodo de vacaciones anuales que se ha de conceder a cada empleado, atendiendo en primera instancia las necesidades operacionales de la Compania. Sin embargo, se tomara en consideracion de ser esto posible, cualquier observacion que formule el empleado en cuanto a la fecha de su preferencia para tomar sus vacaciones. Disponiendose que si hay dos o mas intereses de empleados en conflicto en cuanto a la fecha para tomar vacaciones tendra preferencia el empleado con mas antiguedad. La Compania podra cerrar con cargo a vacaciones parte de las operaciones durante el periodo del 24 al 31 de diciembre. Si el empleado no tiene suficientes vacaciones acumuladas, se le adelantara el tiempo. Asi mismo, se le adelantara el tiempo si el cierre navideno provoca que no tenga suficientes vacaciones acumuladas para cubrir las que ya tenia programadas.

SECCION 4

         Todo empleado tendra derecho a recibir el equivalente en efectivo de las vacaciones que tenga acumuladas a la fecha de su renuncia o separacion del empleo.

SECCION 5

         El empleado que esta disfrutando de vacaciones no sera llamado a trabajar hasta que haya terminado dichas vacaciones, excepto en caso de emergencia en que tengan que interrumpirse por necesidades del servicio. Al terminar el trabajo para el cual fue llamado el empleado disfrutara de los dias de vacaciones que todavia le restan, incluyendo los dias en que fue llamado a trabajar.

SECCION 6

         El periodo de tiempo en que el empleado cubierto por este Convenio Colectivo este disfrutando Licencia por Enfermedad o Vacaciones contara para efectos de este Articulo unicamente como horas trabajadas una vez se reintegre al trabajo.

SECCION 7

         Cuando un empleado se encuentre disfrutando de vacaciones anuales y se enferme por un periodo de dos (2) o mas dias laborables consecutivos, debera cargarsele a Licencia por Enfermedad, si el empleado lo solicita y siempre y cuando presente evidencia medica, de conformidad con el Articulo 30, Seccion 5, (Licencia por Enfermedad), de que esta enfermo, en cuyo caso el empleado al terminar su enfermedad continuara de vacaciones por un periodo equivalente al remanente de sus vacaciones autorizadas y no utilizadas.

SECCION 8

         A solicitud del empleado, la Compania podra programar las vacaciones anuales en dos (2) periodos separados dentro del mismo ano en que este tiene derecho a disfrutar las mismas.

SECCION  9

         El empleado podra solicitar por escrito el pago en efectivo de sus vacaciones acumuladas en exceso del numero maximo de dias de vacaciones establecido por Ley. La concesion de esta solicitud requerira el acuerdo entre la Compania, el empleado y el representante sindical.

         Para crear un puente entre un dia feriado (segun definido en el Convenio) y un fin de semana, la empresa puede cerrar parte de sus operaciones y otorgar dichos dias con cargo a vacaciones regulares. En caso de que el empleado no tenga vacaciones acumuladas, se le adelantara el tiempo. Asi mismo, se le adelantara el tiempo si el cierre provoca que no tenga suficientes vacaciones acumuladas para cubrir las que ya tenia programadas.

                                   ARTICULO 29
                           LICENCIA DEPORTIVA ESPECIAL

SECCION 1

         Se acuerda otorgar una Licencia Deportiva Especial, conforme a la Ley 49 del 23 de julio de 1992, segun enmendada a los empleados que cualifiquen.

SECCION 2

         El empleado que solicite esta licencia debera contar con la certificacion escrita del Comite Olimpico de Puerto Rico para representar a Puerto Rico en Juegos Olimpicos, Juegos Panamericanos, Centro Americanos o en campeonatos regionales o mundiales.

SECCION 3

         Todo empleado deportista certificado por el Comite Olimpico de Puerto Rico para representar a Puerto Rico en las competencias enumeradas en la Seccion 2 de este articulo, presentara a la Compania, con por lo menos diez (10) dias de anticipacion a su acuartelamiento, copia certificada del documento que le acredite para representar a Puerto Rico en dicha competencia, el cual contendra informacion sobre el tiempo que habra de estar participando dicho deportista en la referida competencia.

SECCION 4

         El empleado debera someter a su supervisor inmediato, dentro de los primeros diez (10) dias de cada mes, una certificacion en la cual se haga constar el tiempo utilizado en la Federacion o en el Comite Olimpico durante el mes anterior.

SECCION 5

La Compania concedera una bonificacion de $500.00 a cada atleta participante que haga uso de esta licencia por un periodo de por lo menos cinco (5) dias.

                                   ARTICULO 30
                             LICENCIA POR ENFERMEDAD

SECCION 1

         Los empleados cubiertos por este Convenio acumularan Licencia por Enfermedad a razon de uno y un medio (1 1/2) dias laborables por cada mes en que hayan trabajado por lo menos cien (100) horas de labor. Aquellos empleados que trabajen menos de cien (100) horas en el mes acumularan Licencia por Enfermedad en la proporcion que el numero de horas que trabajen en el mes es a cien (100) horas; o sea, si trabajan setenta y cinco (75) horas en el mes acumularan setenta y cinco por ciento (75%) de uno y medio (1 1/2) dia laborable a base de un dia de labor de ocho (8) horas, es decir, nueve (9) horas de labor.

         El periodo de tiempo en que el empleado cubierto por este Convenio Colectivo esta disfrutando Licencia por Enfermedad o Vacaciones contara para efectos de este Articulo unicamente como horas trabajadas una vez se reintegre al trabajo.

SECCION 2

         La Licencia por Enfermedad no utilizada por el empleado durante el transcurso del ano quedara acumulada por los anos sucesivos hasta un maximo de setenta y cinco (75) dias. A la fecha de retiro para acogerse a los beneficios del Plan de Pensiones de la Compania o incapacidad determinada por el Seguro Social, se le pagara al empleado los dias de Licencia por Enfermedad acumuladas hasta un maximo de setenta y cinco (75) dias. Este beneficio se computara multiplicando por ocho (8) el tipo de paga basica regular por hora, que estuviere recibiendo el empleado al momento de su retiro o incapacidad.

SECCION 3

         La Compania pagara anualmente la licencia por enfermedad acumulada en exceso de setenta y cinco (75) dias que tenga derecho el empleado, dentro de un periodo de ocho (8) semanas a partir de la fecha de aniversario anual de vacaciones, computado por ocho (8) el tipo de paga basica regular por hora que este recibiendo el empleado, a razon de cincuenta y cinco por ciento (55%) por los primeros dos (2) anos del Convenio, sesenta por ciento (60%) el tercer ano, sesenta y cinco por ciento (65%) el cuarto ano y setenta y cinco por ciento (75%) el quinto ano de Convenio.

SECCION 4

         En caso de tener que faltar al trabajo por cualquier motivo, el empleado lo debera hacer saber a su Supervisor inmediato durante su turno de trabajo.

SECCION 5

         El empleado que se ausente por enfermedad en exceso de dos (2) dias debera presentar a su Supervisor, al reintegrarse a su trabajo, un Certificado Medico en el cual se especifique la fecha de la consulta al medico y el estimado que haga el medico de los dias que debe estar recluido. En caso de que el empleado continue enfermo por un periodo de tres (3) dias o mas, el empleado debera hacer llegar dicho certificado a su Supervisor dentro de los primeros tres (3) dias de ausencia a su trabajo, excepto los casos de fuerza mayor en que debera hacer llegar dicho certificado en el termino mas breve posible. Si el certificado sometido no es el original, el empleado sometera el certificado medico original al reintegrarse a su trabajo. El empleado recibira paga por los beneficios provistos en este Articulo solamente cuando se cumpla con lo dispuesto en esta Seccion.

SECCION 6

         La Compania le informara a los empleados anualmente el balance de dias por Licencia por Enfermedad acumulada.

                                   ARTICULO 31
                       LICENCIA POR ENFERMEDAD PROLONGADA

SECCION 1

         En caso de que un empleado regular se ausente por un periodo consecutivo mayor de cinco (5) dias laborables por razones de enfermedad comprobada mediante Certificado Medico que cumpla con los requisitos dispuestos en el Articulo sobre Licencia por Enfermedad, recibira beneficios a razon de una
(1) semana a sueldo completo y tres (3) semanas a medio (1/2) sueldo por cada ano de servicio hasta un maximo de once (11) semanas a sueldo completo y treinta y nueve (39) semanas a medio (1/2) sueldo. En caso de que los beneficios bajo la Ley de Seguro por Incapacidad No Ocupacional (Ley 139), resultasen mayores que los aqui establecidos se concederan unicamente los que sean mayores.

         Si el empleado no fuere dado de alta despues de pasadas las semanas antes senaladas y a solicitud escrita de este, se le aprobara una Licencia sin Sueldo para efectos de retencion de empleo hasta completar un maximo de cincuenta y dos (52) semanas, el empleado podra ser repuesto a su empleo, siempre y cuando cumpla con los terminos y condiciones que establece la ley, entre otros requisitos, el que tiene que haber sido dado de alta y estar fisica y mentalmente capacitado para ejercer su empleo.

SECCION 2

         La Compania se reserva el derecho de examinar por medicos escogidos por esta, aquellos casos que estime necesario; los gastos de estos examenes seran sufragados por la Compania.

SECCION 3

         Quedan excluidos del beneficio dispuesto en la Seccion 1 de este Articulo todo accidente y/o enfermedad de naturaleza ocupacional.

SECCION 4

         Los primeros cinco (5) dias consecutivos laborables de ausencia previos al disfrute de la Licencia por Enfermedad Prolongada seran cargados a Licencia por Enfermedad Regular que el empleado tuviera acumulada. Los miembros de la Unidad apropiada que soliciten este beneficio, podran acogerse a la Licencia por Enfermedad y Licencia por Vacaciones antes de disfrutar de la Licencia por Enfermedad Prolongada.

SECCION 5

         Para tener derecho a la acumulacion del beneficio contemplado en la Seccion 1 de este Articulo en periodos sucesivos de enfermedad el empleado debe desempenar sus funciones sin interrupcion alguna durante un periodo de trece
(13) semanas, entre una enfermedad y otra.

         A los efectos de esta seccion no se consideraran como eventos interruptivos, periodos por Licencia por Maternidad; Licencia por Funeral; Licencia Deportiva; Servicio como Jurado; Licencia Militar.

                                   ARTICULO 32
                       LICENCIA POR ENFERMEDAD OCUPACIONAL

SECCION 1

         Todo empleado regular que tenga que ausentarse por razones de un accidente o enfermedad ocupacional asi certificada por la Corporacion del Fondo del Seguro del Estado, tendra derecho a recibir su sueldo regular durante las primeras veinte y seis (26) semanas a partir del momento del accidente.

SECCION 2

         En caso de que el empleado este ausente de su trabajo en exceso de las primeras veintiseis (26) semanas el empleado tendra derecho a recibir, ademas, la mitad de su sueldo regular durante las treinta y cinco (35) semanas siguientes.

SECCION 3

         La Compania descontara de esta Licencia las dietas que el empleado reciba de la Corporacion del Fondo del Seguro del Estado durante este periodo.

SECCION 4

         En caso de que algun empleado se ausente de su trabajo por razones de un alegado accidente o enfermedad ocupacional, y hasta tanto la Corporacion del Fondo del Seguro del Estado (CFSE) emita una certificacion de relacion causal, la Compania pagara a este los beneficios a que tenga derecho bajo las disposiciones del Articulo sobre Licencia por Enfermedad Prolongada y/o Ley 139 (Sinot), hasta un maximo de siete (7) semanas a salario completo y diecinueve
(19) semanas a mitad de salario.

         Una vez la CFSE emita una certificacion de relacion causal, la Compania cargara los beneficios pagados a la Licencia por Enfermedad Ocupacional dispuesta en este Articulo y acreditara los beneficios pagados durante dicho periodo a la Licencia por Enfermedad Prolongada acumulada por el empleado.

         En caso de empleados que no tengan los beneficios de Enfermedad Prolongada en su totalidad, se pagaran los beneficios que le resten bajo la Ley
139. Aclarandose que los beneficios de Enfermedad Prolongada y/o Sinot y los de Licencia por Enfermedad Ocupacional y/o CFSE son mutuamente excluyentes entre si; es decir, que el empleado no puede recibir ambos beneficios a la vez.

                                   ARTICULO 33
                             LICENCIA POR MATERNIDAD

SECCION 1

         Toda empleada en estado de embarazo tendra derecho a un periodo de descanso de cuatro (4) semanas antes y cuatro (4) semanas despues del alumbramiento, con paga completa a razon de su salario regular.

SECCION 2

         La empleada podra optar por tomar hasta solo una semana de descanso prenatal y extender hasta siete (7) semanas el descanso post natal a que tiene derecho siempre que presente a su Supervisor una certificacion medica acreditativa de que esta en condiciones de trabajar hasta una semana antes del alumbramiento.

SECCION 3

         Si la empleada sufriese una complicacion despues del alumbramiento que le impidiese trabajar por un termino que exceda de cuatro (4) semanas, a contar desde el dia del alumbramiento, la Compania concedera un periodo de descanso adicional por un termino que no excedera de quince (15) semanas adicionales sin paga, siempre que antes de expirar el periodo de descanso presente certificacion medica acreditativa de tal complicacion. Disponiendose que la empleada podra cargar las quince (15) semanas a su Licencia por Vacaciones, Licencia por Enfermedad o Licencia por Enfermedad Prolongada.

SECCION 4

         La empleada que adopte un infante menor de siete (7) anos tendra derecho a partir de la presentacion de los documentos acreditativos de este hecho, a los mismos beneficios de licencia por maternidad de que goza una empleada que tiene un alumbramiento.

SECCION 5

         Con un (1) mes de anticipacion al comienzo de la Licencia, la empleada presentara a la Compania certificacion medica que acredite su estado e indique la fecha probable de alumbramiento o en caso de adopcion la presentacion de los documentos de la fecha efectiva de adopcion. Al cumplir con este requisito, la empleada recibira la paga que le corresponde segun dispuesto en la Seccion 1, por adelantado al momento de comenzar a disfrutar esta Licencia.

SECCION 6

         La empleada que sufra un aborto tendra derecho y podra reclamar los mismos beneficios de que goza la empleada que tiene un parto normal. Sin embargo, para ser acreedora de tales beneficios, el aborto debe ser uno de tal naturaleza que le produzca los mismos efectos fisiologicos que regularmente surgen como consecuencia del parto, de acuerdo al dictamen y certificacion del medico que la atienda durante el aborto. Dicho beneficio sera a partir del aborto.

SECCION 7

         La empleada y el supervisor coordinaran la utilizacion de las facilidades y/o refrigeradores, de ser estos ultimos necesarios y que esten disponibles en el centro de trabajo de la empleada, para que esta pueda extraerse la leche materna y preservarla. La empleada sera responsable del uso adecuado de la leche almacenada y de los equipos propiedad de la Compania a ser utilizados para estos fines. La empleada presentara evidencia medica que indique que esta lactando.

SECCION 8

         Las ausencias motivadas por esta licencia no seran consideradas para efectos del factor de ausentismo en la evaluacion de la empleada.

SECCION 9

         La utilizacion y disfrute de esta licencia no sera motivo para perdida de antiguedad.

                                   ARTICULO 34
                         LICENCIA MEDICO-FAMILIAR (FMLA)

SECCION 1

         Los empleados cubiertos por este acuerdo seran elegibles a una licencia medico-familiar en conformidad con la Ley "Family and Medical Leave Act" del 1993 (FMLA) y la reglamentacion promulgada al amparo de la misma.

SECCION 2

         Las causales de la licencia seran las siguientes:

         a. Por el nacimiento o cuido de un hijo/hija nacido a un empleado, o para colocacion de un nino/nina para adopcion por el empleado o cuido de crianza.

         b. Para el cuido de su conyuge; padres biologicos o adoptivos, o personas que han hecho la labor diaria de padre/madre de crianza, o hijo/hija biologica, adoptado, de crianza o tutoria legal o nino/nina para quien el empleado tenga responsabilidades de padre/madre, que tenga una condicion de salud seria.

         c. Por una condicion de salud seria del empleado(a) y que impida al empleado(a) incapacitado(a) para rendir las funciones de su posicion. Cuando sea legalmente aplicable, se le podra pedir al empleado que presente certificado medico para determinar si esta apto para regresar al trabajo al terminar la condicion de salud seria. La Compania podra actuar conforme a lo dispuesto en el Articulo 15 de Examenes Medicos.

SECCION 3

         El periodo total de esta licencia sera de doce (12) semanas de trabajo dentro de un periodo de doce (12) meses, calculados en una manera movible ("rolling") de doce (12) meses. Cualquier licencia bajo el Convenio Colectivo, con o sin paga, que califique bajo el "Family and Medical Leave Act", correra concurrente con la licencia medico-familiar.

SECCION 4

         El empleado debera haber cumplido por lo menos doce (12) meses de servicio acreditado al comienzo de la licencia y haber trabajado por lo menos 1,250 horas durante ese periodo para ser elegible a la licencia medico-familiar.

SECCION 5

         El FMLA excluye empleados que trabajan en sitios de trabajo donde hay menos de 50 empleados trabajando dentro de un radio de 75 millas del sitio de trabajo. La compania hara lo posible para acomodar solicitudes de licencia medico-familiar de empleados en sitios de trabajo remotos, pero estas solicitudes podran ser denegadas de acuerdo a las necesidades del negocio.

SECCION 6

         Licencia de forma intermitente u horario reducido podra ser tomado por las causales establecidas en las secciones 2.b y 2.c, si se determina que son necesarias medicamente, segun se define en los Reglamentos del Departamento del Trabajo Federal, 29 CFR Part 825. No se podra tomar licencia intermitente o en horario reducido por las clausulas establecidas en el parrafo 2.a a no ser que la Compania consienta.

SECCION 7

         A un(a) empleado(a) que se le otorgue licencia intermitente o de horario reducido, por las causales establecidas en las Secciones 2b y 2c, la Compania lo podra transferir temporeramente a una posicion disponible alterna que sea equivalente a su posicion regular para poder ajustar las ausencias recurrentes al trabajo.

SECCION 8

         La Compania podra elegir reemplazar cualquier empleado(a) en licencia con un(a) empleado(a) temporero(a) o por contrato por la duracion de la licencia sin ser afectado o afectando el Articulo 65 (Contratacion) del Convenio Colectivo.

SECCION 9

         A los empleados se les requerira presentar, a satisfaccion del Departamento de Beneficios y Licencias, documentacion relacionada a la justificacion para la solicitud de la licencia. El no proveer una certificacion medica dentro de los 15 dias de la solicitud de licencia, podra resultar en la negacion de la licencia.

SECCION 10

         Los empleados le proveeran a la Compania una notificacion previa de por lo menos 30 dias de su intencion de hacer uso de la licencia cuando sea predecible la licencia.

SECCION 11

         En casos donde ambos conyuges trabajen en la Compania y ambos sean elegibles para licencia medico-familiar, se le permitira tomar licencia combinada para un total de 12 semanas de licencia medico-familiar durante el periodo de 12 meses, aplicable para cada evento que califique. En los casos donde el esposo o esposa hagan uso de una porcion del total de 12 semanas de licencia medico-familiar para un evento que califique, el esposo y esposa tendra derecho a la diferencia entre el numero que el o ella tomo individualmente y 12 semanas de licencia medico-familiar para otro proposito.

SECCION 12

         Cuando en licencia medico-familiar los empleados continuaran recibiendo seguro de vida pago por la Compania y beneficios medico/dentales en igual condicion que a empleados activos.

SECCION 13

         Al regresar de una licencia medico-familiar los empleados recibiran credito por servicio rendido durante la licencia. No habra interrupcion de servicio para proposito de calificar o ser elegible a participar en los planes de pensiones y otro tipo de beneficio y antiguedad.

SECCION 14

         Sujeto a lo que dispone la Seccion 15 subsiguiente, al finalizar la licencia aprobada (o cada segmento de licencia, si aplica) los empleados tendran derecho a reinstalacion en la misma posicion o una equivalente, con el mismo salario, beneficios y condiciones de empleo que este tenia.

SECCION 15

         La reinstalacion esta sujeta a las disposiciones contractuales del Convenio Colectivo que cubran ajustes a la fuerza trabajadora que puedan haber ocurrido durante la licencia del empleado(a) afectado(a).

SECCION 16

         Aquellos empleados que quieran cambiar la fecha proyectada de regreso pueden solicitar el cambio a la Compania la cual tratara de acomodar las solicitudes.

SECCION 17

         Los empleados, mientras esten en licencia, se consideraran como despedidos del empleo, si aceptan trabajo con otro patrono que se dedique a negocio con fines de lucro y/o que soliciten compensacion por desempleo.

SECCION 18

         Las disposiciones de este articulo no estan sujetas al procedimiento de quejas y agravios o arbitraje del Convenio Colectivo excepto para caso de reinstalacion al empleo por empleados haciendo uso de licencia.

SECCION 19

         Todos los terminos seran definidos segun los Reglamentos del Departamento del Trabajo Federal, 29 CFR Part 825.

SECCION 20

         La Compania tiene derecho a actuar de acuerdo a la Ley "Family and Medical Leave Act" of 1993 y cumplir con todos los reglamentos del Departamento del Trabajo Federal.

SECCION 21

         Todo empleado a quien se le autorice esta Licencia, una vez se reintegre al trabajo, vendra obligado a pagar a la Hermandad las cuotas dejadas de satisfacer durante el periodo de dicha Licencia, en plazos bisemanales equivalentes al periodo de la Licencia otorgada hasta la liquidacion de la deuda. Este descuento sera, ademas, de su cuota regular.

                                   ARTICULO 35
                LICENCIA SIN SUELDO PARA ASUNTOS DE LA HERMANDAD

SECCION 1

         La Compania y la Hermandad se pondran de acuerdo sobre el numero de personas y el tiempo sin paga a concederse a personal designado por la Hermandad para asistir a una convencion u otra actividad obrera.

SECCION 2

         La Hermandad notificara por escrito al Supervisor inmediato con copia al Departamento de Asuntos Laborales y del Empleado con por lo menos cinco (5) dias laborables de anticipacion el personal designado y la probable duracion de la ausencia.

SECCION 3

         La Hermandad conviene en que, al hacer su solicitud de tiempo libre para actividades de la Hermandad, prestara la debida consideracion al numero de empleados afectados a fin de que no haya interrupcion de las operaciones de la Compania debido a falta de personal disponible.

SECCION 4

         El tiempo que cualquier empleado este en Licencia para Asuntos de la Hermandad se considerara como tiempo de servicio a los efectos de antiguedad.

         El empleado al reintegrarse a la Compania tendra derecho al nivel ocupacional y al salario que le corresponda como si hubiese estado trabajando.

                                   ARTICULO 36
                      LICENCIA PARA ADMINISTRAR EL CONVENIO

SECCION 1

         La Compania otorgara tres (3) licencias con paga y tres (3) licencias sin paga para empleados de la Compania que la HIETEL designe para administrar el Convenio. Entendiendose que, en cuanto a la Licencia con Paga, la Compania solo pagara el importe de los salarios menos las deducciones de ley correspondientes, debiendo la HIETEL pagar los beneficios marginales y cualquier otra deduccion o aportacion. El total de licencias concedidas, no excederan de tres (3) licencias con paga y tres (3) licencia sin paga.

SECCION 2

         Por Licencia con Paga para Administrar el Convenio se entendera que la Compania pagara el sueldo mensual neto a los empleados que disfrutan de dichas Licencias, Bono de Navidad y la aportacion de la Compania al Plan Medico. Entendiendose que, tanto en las Licencias con Paga para Administrar el Convenio como en las Licencias sin Paga, los beneficios de Licencia por Enfermedad, Vacaciones y cualesquiera otros beneficios, deducciones o aportaciones, seran acordados internamente entre dichos empleados y la Hermandad y en ningun caso seran pagados como consideracion adicional y separada del salario por la Compania.

SECCION 3

         Estas Licencias no implican obligacion de pago por concepto de dietas, hospedaje, millaje, traslados, horas extras, diferenciales, ayuda para estudios, becas y otros beneficios que provee el Convenio Colectivo, pero el tiempo de servicio en Licencia para Administrar el Convenio se reconocera para propositos de retiro y antiguedad.

SECCION 4

         En la eventualidad de que cualquier seccion de este articulo fuera declarado invalido o ilegal por un Tribunal con jurisdiccion, las partes se comprometen a entrar en negociaciones inmediatas, con el fin de acordar una disposicion sustituta mutuamente satisfactoria para tal articulo o seccion.

                                   ARTICULO 37
                               LICENCIA SIN SUELDO

SECCION 1

         Todo empleado que deseare Licencia sin Paga para ausentarse de su empleo solicitara permiso por escrito de la Compania enviandole copia de su solicitud al Presidente de la Hermandad. Estara a discrecion de la Compania el conceder dicha Licencia sin Sueldo.

SECCION 2

         Todo empleado a quien se le autorice Licencia sin Sueldo, una vez se reintegre al trabajo vendra obligado a pagar a la Hermandad las cuotas dejadas de satisfacer durante el periodo de dicha Licencia, en plazos mensuales equivalente al periodo de Licencia sin Sueldo otorgada, hasta la liquidacion de la deuda. Este descuento sera ademas de su cuota regular y la Hermandad lo solicitara por escrito a la Compania.

SECCION 3

         La Licencia sin Paga podra concederse hasta un maximo de seis (6) meses a base del merito del caso, y previo estudio llevado a cabo por la Compania.

SECCION 4

         No sera el proposito de esta Licencia permitir a un empleado probar en otro trabajo para cambiar de empleo o para lucrarse.

SECCION 5

         Podra acogerse al beneficio de Licencia sin Sueldo un empleado por cada departamento en cada centro de trabajo. Un mismo empleado no podra solicitar Licencia sin Sueldo en dos (2) anos consecutivos. De mediar circunstancias extraordinarias y el solicitante demostrar los meritos de su solicitud, la Compania podra dejar sin efecto las limitaciones indicadas en esta seccion siempre y cuando el servicio no se afecte.

SECCION 6

         Durante el tiempo que dure la Licencia la Compania garantizara a los empleados los siguientes beneficios:

         a)       Aportacion a Plan Medico

         b) La retencion a su misma posicion o una posicion equivalente, con el mismo salario, beneficios y condiciones de empleo que este tenia. El uso de esta Licencia no resultara en la perdida de antiguedad o beneficios acumulados a la fecha de la efectividad de la misma.

                                   ARTICULO 38
                                LICENCIA MILITAR

SECCION 1

         Todo empleado regular que ingrese al servicio militar disfrutara de todos los derechos provistos por la Ley Publica Num. 756 del Congreso de los Estados Unidos, segun esta ha sido o pueda subsiguientemente ser enmendada.

SECCION 2

         Cuando un empleado regular preste servicios temporeros en la Guardia Nacional de Puerto Rico de conformidad con las disposiciones pertinentes de la Ley Num. 62, Codigo Militar del 23 de junio de 1969 (Codigo Militar de Puerto
Rico) o en la Reserva de las Fuerzas Armadas de los Estados Unidos, conforme al Codigo Militar de Estados Unidos, tendra derecho a una Licencia hasta un maximo de treinta (30) dias con paga en un ano natural para asistir a los ejercicios anuales.

                                   ARTICULO 39
                              LICENCIA POR FUNERAL

SECCION 1

         Todo empleado regular tendra derecho a disfrutar de un Permiso con Sueldo por Funeral de tres (3) dias laborables a partir de la fecha del fallecimiento de cualquiera de sus padres naturales o de crianza (uno excluye al otro), de su conyuge, de hijos o de hermanos y un dia en caso del fallecimiento de abuelos y suegros.

SECCION 2

         En caso del fallecimiento de los padres naturales o de crianza (uno excluye al otro), de su conyuge, de hijos y hermanos y el entierro ocurrio fuera de Puerto Rico, el empleado podra disfrutar de una Licencia con Sueldo de hasta cinco (5) dias laborables a partir de la fecha del fallecimiento para viajar al lugar del entierro.

SECCION 3

         En caso de que un empleado necesite tiempo adicional, la Compania concedera el mismo con cargo a la Licencia por Vacaciones que tuviese acumulada.

SECCION 4

         La Compania podra requerir evidencia del fallecimiento, asi como del entierro y viaje al exterior.

                                   ARTICULO 40
                         LICENCIA PARA FINES JUDICIALES

SECCION 1

         Todo empleado regular tendra derecho a disfrutar de un permiso con sueldo por el tiempo que sea requerido por un Tribunal de Justicia para servir como jurado.

SECCION 2

         La Compania pagara el salario regular de un empleado que sea oficialmente citado por el ministerio fiscal o por un Tribunal de Justicia para que comparezca como testigo en un caso criminal por todas las horas regulares de trabajo a las cuales dicha citacion le impida asistir a su trabajo. El empleado debera informar a su Supervisor inmediato de dicha citacion con por lo menos dos
(2) dias de anticipacion a menos que el sea citado dentro de un periodo menor. El empleado debera reintegrarse a sus labores tan pronto termine su entrevista con el Fiscal, o sea excusado por el Tribunal. El empleado debera presentar evidencia escrita de la citacion, asi como de su asistencia ante el Fiscal y/o el Tribunal.

SECCION 3

         Cualquier empleado citado oficialmente para comparecer ante cualquier Tribunal de Justicia, Fiscal, organismo administrativo o agencia gubernamental que no este cubierta por las dos (2) secciones anteriores, tendra derecho a disfrutar de Licencia sin Paga por el tiempo que dichas citaciones oficiales le impida comparecer a su horario regular de trabajo. El empleado podra, a su opcion, cargar este tiempo a vacaciones.

SECCION 4

         Cuando un empleado sea citado, denunciado o acusado, por la alegada comision de un delito penal alegadamente cometido durante sus labores, los dias utilizados para comparecer a corte o a las citaciones, a peticion del empleado se le cargaran a sus vacaciones regulares acumuladas y no disfrutadas o en su defecto se le concedera Licencia sin Sueldo, siempre que presente evidencia de las comparecencias. Disponiendose que de ser exonerado o archivado el delito que se le imputa, tales dias le seran pagados y el tiempo se tomara en consideracion para todos los propositos de ley y del Convenio Colectivo como tiempo trabajado.

                                   ARTICULO 41
                                     DIETAS

SECCION 1

         Se entiende por dietas los gastos de comida y alojamiento en que incurran los empleados cuando son requeridos a trabajar fuera del municipio donde normalmente esta ubicado su centro de trabajo y/o en horas fuera de su jornada regular de trabajo donde normalmente esta ubicado su centro de trabajo.

SECCION 2

         Cuando un empleado es requerido a trabajar en un lugar fuera del municipio donde normalmente esta ubicado su centro de trabajo por un periodo no mayor de un dia, la Compania pagara los gastos de comida y alojamiento hasta las cantidades y bajo las condiciones que se especifican mas abajo:

a. Si sale en o antes de las 6:00 a.m. y regresa en o despues de las 8:00 a.m. del mismo dia, para desayuno $5.50 durante la vigencia del Convenio.

b. Si sale en o despues de las 8:00 a.m. y regresa en o despues de la 1:00 p.m. del mismo dia, para almuerzo $9.50 durante la vigencia del Convenio.

c. Si sale en o despues de la 1:00 p.m. y regresa en o despues de las 6:30 p.m. del mismo dia, para comida $10.50 durante la vigencia del Convenio.

d. Si el empleado fuese requerido a pernoctar, tendra derecho a $70.00 para alojamiento, por lo que no tendra que presentar recibo o comprobante, por la vigencia del Convenio.

e. Los empleados que viajen a las islas de Vieques y/o Culebra recibiran, por concepto de dietas, las siguientes cantidades:

         Desayuno              Almuerzo                Comida
         --------              --------               --------
         $   5.50              $   9.50               $  10.50

SECCION 3

         En caso de que un empleado tenga que trabajar en un lugar fuera del municipio donde normalmente esta ubicado su centro de trabajo por un periodo de mas de un dia, durante cuyo termino de tiempo el empleado tenga que hacer sus comidas y dormir en dicho lugar, la Compania pagara la cantidad de $95.50 durante la vigencia del Convenio, cantidad que cubrira todos los gastos en que incurre el empleado y por cuya cantidad no tendra que presentar recibo o comprobantes. Ademas, de requerirsele que sigan trabajando hasta despues de siete (7) horas desde el final de su jornada diaria, se le pagara una dieta por la cantidad de $9.25 durante la vigencia del Convenio.

SECCION 4

         Se reembolsaran gastos por concepto de dietas a empleados que esten trabajando en el municipio donde normalmente ubica su centro de trabajo en las siguientes circunstancias:

a. A los empleados que trabajen exclusivamente en turnos de madrugada que son los turnos que regularmente terminan despues de las 12:00 de la medianoche se les pagara una merienda por la cantidad de $5.50 durante la vigencia del Convenio.

b.       En caso de empleados que trabajen cualquier jornada (diaria) de ocho
         (8) horas y se les requiera que sigan trabajando por mas de hora y media (1 1/2) se les pagara una dieta por la cantidad de $8.50 para empleados no exentos y $9.00 para empleados exentos y se le pagara una segunda dieta si continua trabajando hasta despues de siete (7) horas consecutivas desde el final de su turno diario, por la cantidad de $15.50 para empleados no exentos y $17.50 para empleados exentos.

c. En caso de empleados que sean requeridos a trabajar el sexto, septimo y dias feriados en su municipio, donde normalmente esta ublicado su centro de trabajo, se les pagara una dieta por la cantidad de $9.00 si trabajan cuatro (4) o mas, pero menos de ocho (8) horas. Si trabaja ocho (8) horas o mas, se le pagara una dieta por la cantidad de $9.25. No habra paga piramidal.

         El tiempo que el empleado incurra en tomar los alimentos no se considerara como tiempo trabajado y el empleado no recibira paga por dicho tiempo. Ademas, tendran derecho al reembolso de los gastos de transportacion incurridos desde su residencia al lugar de trabajo y regreso.

SECCION 5

         En caso de que el empleado sea requerido a trabajar fuera del municipio donde normalmente esta ubicado su centro de trabajo y durante este periodo de tiempo existan dias feriados entre dos (2) dias laborables, la Compania pagara dietas y hospedaje por dichos dias feriados.

         En aquellas situaciones en que a un empleado se le requiera reportarse a trabajar un lunes a las 8:00 a.m. fuera del municipio donde normalmente esta ubicado su centro de trabajo, la Compania pagara el hospedaje del domingo anterior segun los terminos de este Articulo, siempre y cuando el empleado sea autorizado a pernoctar en un hospedaje durante el domingo anterior.

         En aquellos casos donde un empleado sea requerido a trabajar fuera del municipio donde normalmente esta ubicado su centro de trabajo y este se enferma durante este tiempo, la Compania vendra obligada a pagar las dietas dispuestas en este Articulo, siempre y cuando el empleado pernocte en el hospedaje en el municipio donde sea requerido a trabajar y cumpla con las disposiciones del Articulo de Licencia por Enfermedad y nunca por un periodo en exceso de dos (2) dias.

SECCION 6

         Tendran derecho a la dieta que mas adelante se dispone todo empleado asignado regularmente a Bayamon, Levittown o Catano que le sea requerido trabajar temporeramente en Carolina, Isla Verde o Trujillo Alto y asimismo, todo empleado asignado regularmente a Carolina, Isla Verde o Trujillo Alto que le sea requerido trabajar temporeramente en Bayamon, Levittown o Catano.

         En estos casos se pagara una dieta de $8.50 durante la vigencia del Convenio, por cada dia que trabaje temporalmente hasta un periodo maximo de treinta (30) dias calendario. Al terminar la asignacion temporera, la dieta antes indicada por cada dia trabajado sera suspendida y el empleado sera reasignado a su centro de trabajo de origen o sera reasignado regularmente al centro de trabajo donde se encuentre prestando sus servicios temporeramente. La Compania podra extender el periodo temporero por un periodo adicional en cuyo caso el empleado continuara recibiendo la dieta de $8.50 durante la vigencia del Convenio hasta que la Compania determine que ha concluido el trabajo que tenia asignado.

SECCION 7

         Todo empleado a quien la Compania le requiera asistir para testificar a favor de esta a vistas al Departamento de Asuntos del Consumidor (DACO), Junta Reglamentadora de Telecomunicaciones y/o cualquier otra agencia gubernamental, estatal o federal y/o tribunal estatal o federal, recibira las dietas de conformidad con la Seccion 2 de este Articulo.

SECCION 8

         El pago de dietas, hospedaje y millaje lo determinara el personal que aprueba utilizando los siguientes criterios:

         a. El tiempo que razonablemente necesite el empleado para reportarse desde su residencia hasta el nuevo lugar de trabajo y regreso a su residencia.

         b. Distancia desde el municipio o residencia del empleado hasta el nuevo lugar de trabajo y regreso. El personal que aprueba pasara juicio cuando las distancias se tomen desde la residencia del empleado.

         c. Necesidad de que el empleado se reporte en condiciones optimas de descanso fisico y mental requerido por la naturaleza de sus funciones.

         d. El pago de horas extras ("traveling time") incidentales al viaje del empleado.

SECCION 9

         Para propositos de este Articulo, las municipalidades comprendidas en el Area Metropolitana Telefonica se consideraran como un solo centro de trabajo, que son las siguientes: San Juan, Santurce, Hato Rey, Rio Piedras, Pueblo Viejo, Puerto Nuevo, Caparra, Levittown, Catano, Bayamon, Carolina, Trujillo Alto, Isla Verde y cualquier otra area dentro de esas demarcaciones.

SECCION 10

         El personal de las areas de Mercadeo, Ventas o cualquier personal bajo la supervision de estos, asignados a trabajar durante convenciones celebradas en hoteles con una duracion de mas de cuatro horas, pueden reclamar el gasto actual de almuerzo y/o comida (incluyendo propina) hasta un maximo de $30.00 aunque estas tengan lugar en su municipio de trabajo. Sera requisito para el reembolso la presentacion de recibos del hotel donde se celebre la actividad. En los casos que se provea almuerzo o comida gratuitamente no se podra reclamar la dieta.

SECCION 11

         En caso de que un empleado le sea requerido viajar fuera de Puerto Rico, la Compania pagara lo siguiente:

         a. Un estipendio de $45.00 diarios, cantidad que cubrira todos los gastos de dietas en que incurra el empleado y por cuya cantidad no tendra que presentar recibo o comprobante.

         b. Se reembolsara el gasto de alojamiento de acuerdo a las facturas presentadas y cuyos gastos hayan sido previamente aprobados.

         c. Se reembolsaran las propinas por servicios dentro del hotel y el aeropuerto como siguen:

                  o        Maleteros / $1.00 por maleta por servicio

                  o        Mucamas / $2.00 por dia

         d. Se reembolsaran los gastos de alquiler del abrigo, si el viaje es durante la epoca de invierno. Se podran reembolsar gastos por concepto de bufanda, guantes, medias, gorra y ropa interior que razonablemente necesiten utilizar durante su estadia.

         e. Se reembolsara el costo de una (1) llamada personal hasta cinco (5) minutos diarios.

         f. Se reembolsara el costo de la transportacion de la casa al aeropuerto y viceversa.

         g. Si el lugar de trabajo o adiestramiento requiere uso de transportacion publica, se reembolsara el costo de la renta del automovil, si el mismo resulta mas economico que la transportacion publica.

SECCION 12

         La Compania retendra en su origen todas las deducciones que correspondan en ley o reglamento.

                                   ARTICULO 42
                                 TRANSPORTACION

SECCION 1

         Cuando un empleado sea requerido a trabajar en un lugar fuera de donde normalmente esta ubicado su centro de trabajo la Compania, segun sea el caso, suministrara la transportacion, pagara por adelantado o reembolsara los gastos de transportacion en que este incurra, segun se dispone mas adelante.

SECCION 2

         Los gastos de transportacion deberan ser aprobados y pagados por la Compania con anterioridad a que se incurran o seran reembolsados posteriormente de no poderse pagar con antelacion; disponiendose que no se consideraran gastos reembolsables los gastos de transportacion en que normalmente incurre un empleado en ir y/o venir (desde su residencia) a su centro de trabajo. Ademas, no se pagaran gastos de transportacion cuando la transportacion es suplida por la Compania.

SECCION 3

         A los empleados autorizados a usar sus vehiculos privados se les pagara a razon de ($.41) por milla para vehiculos con cubierta de responsabilidad publica segun el seguro compulsorio y a ($.45) por milla para vehiculos con seguro de responsabilidad publica que incluya los siguientes limites minimos:

            Danos corporales                   $25,000 cada persona
            Danos corporales                   $50,000 cada ocurrencia
            Danos Propiedad Privada            $25,000 cada ocurrencia

         Para determinar las millas a los fines de reclamar el pago se utilizaran las tablas de distancias entre pueblos preparada por la Autoridad de Carreteras y la del Area Metropolitana preparada por la Compania. Cuando no puedan aplicarse las tablas de distancias se utilizara el sistema de reembolso y el empleado debera informar las millas recorridas.

SECCION 4

         En todos los casos en que a un empleado se le requiera el uso de su automovil en gestiones oficiales de su trabajo, por no haber vehiculo de la flota disponible o que su deber se lo exija, la Compania respondera por los danos a la propiedad ajena y danos corporales a terceras personas que hayan surgido como consecuencia de un accidente por la utilizacion de dicho automovil, si el vehiculo no esta asegurado. Si el vehiculo esta asegurado (segun esta definido en la Seccion 3), la Compania solo respondera del exceso de los danos a la propiedad ajena y danos corporales a terceras personas no cubiertos por el seguro del vehiculo.

SECCION 5

         El empleado tendra que notificar inmediatamente a la policia y tan pronto sea posible a su Supervisor inmediato (dentro de 24 horas) y permanecera en el lugar de los hechos, hasta tanto llegue la Policia y rinda el informe correspondiente, excepto cuando ello no sea factible. El empleado rendira aquellos informes que la Compania le requiera incluyendo la Forma 603 revisada, conforme a las instrucciones impartidas.

SECCION 6

         Cuando la Compania ordene a un empleado a realizar un viaje oficial por necesidades del servicio o cuando lo asigne a unas labores temporeras fuera de su centro de trabajo regular le proveera a dicho empleado los medios de transportacion desde su centro de trabajo, o en su lugar, le pagara por adelantado los gastos de transporte por las millas que tenga que viajar en dicho viaje oficial o por las que tenga que viajar debido a la asignacion temporera desde su centro de trabajo regular.

         Esta Seccion aplica tan solo cuando el empleado se presenta a su centro regular de trabajo y durante el mismo dia es luego enviado a trabajar a otro sitio.

SECCION 7

         Cuando la Compania le requiere a un empleado que viaje directamente desde su casa a otro centro de trabajo donde se le ha asignado temporalmente, la Compania le pagara a dicho empleado por las millas de distancia que existan entre su centro regular de trabajo y el centro donde se le ha asignado temporalmente. Quedan excluidas de los beneficios de esta Seccion las asignaciones por peticion del empleado.

SECCION 8

         Cuando a un empleado le sea requerido utilizar transportacion publica se le reembolsara de acuerdo a la tarifa vigente en el medio de transportacion utilizado. No se reembolsara a base de la tarifa de un medio cuando el utilizado es otro medio. El uso de taxi sera autorizado por el director del departamento o nivel superior mediante justificacion escrita y estara condicionado a que el empleado presente conjuntamente a su solicitud de reembolso la siguiente informacion: licencia del taxi, nombre de la linea y el numero del taxi.

SECCION 9

         Para tener derecho al pago o al reembolso de cualquier gasto provisto en este Articulo, el empleado debera completar los formularios que para este proposito establezca la Compania.

SECCION 10

         Cuando la Compania determine por necesidad del servicio trasladar permanentemente a un empleado de un municipio a otro y como resultado de dicho traslado el empleado cambie su residencia al municipio donde ha sido trasladado, la Compania le compensara por los siguientes gastos:

         a. Gastos de mudanza realmente incurridos los cuales deberan ser aprobados previamente y justificados por un recibo firmado por la empresa de mudanza.

         b. Gastos de transportacion, dietas y alojamiento de conformidad con los terminos de este Convenio durante el tiempo que el empleado tenga que viajar a la nueva area de trabajo hasta que traslade permanentemente su residencia por un periodo de hasta treinta (30) dias laborables a partir de la fecha efectiva del traslado. Si el empleado no se ha mudado dentro de los sesenta
                  (60) dias siguientes al traslado, solo tendra derecho a los beneficios provistos en la Seccion 11 de este Articulo y por lo tanto debera devolver lo cobrado en exceso.

         Quedan excluidos de los beneficios de esta Seccion los traslados permanentes efectuados dentro de los limites de las demarcaciones de San Juan, Santurce, Hato Rey, Rio Piedras, Pueblo Viejo, Puerto Nuevo y Caparra y cualquier otra area dentro de esas demarcaciones, asi como los traslados efectuados por peticion del empleado.

SECCION 11

         Cuando por necesidad del servicio la Compania determine trasladar permanentemente a un empleado de un municipio a otro y el empleado no mude su residencia, este tendra derecho a recibir gastos de transportacion y dietas por un periodo de treinta (30) dias laborables por las millas de distancia en exceso, si algunas, que tenga que viajar entre su antiguo centro regular de trabajo y su residencia y su nuevo centro regular de trabajo y su residencia. Esto se medira por carretera por la ruta mas cercana.

SECCION 12

         Para fines exclusivos de este Articulo se entendera por traslado:

         a. Cualquier cambio permanente de un municipio a otro siempre que el empleado continue en su misma clasificacion ocupacional.

         b. Cada una de las siguientes areas sera considerada como un municipio:

                  1)       San Juan-Santurce-Isla Verde

                  2)       Hato Rey-Rio Piedras

                  3)       Pueblo Viejo (incluye Caparra y Puerto Nuevo)

         c.       Ademas, el area de Levittown se incluira en el municipio de
                  Catano.

SECCION 13

         Para fines exclusivos de traslados motivados por reubicacion de centro de trabajo se considerara el area metropolitana telefonica como un solo municipio incluyendo todos los siguientes: San Juan, Santurce, Hato Rey, Rio Piedras, Guaynabo, Pueblo Viejo, Levittown, Catano, Bayamon, Carolina, Trujillo Alto, Isla Verde y cualquier otra area dentro de esas demarcaciones. Sin embargo tendra derecho al millaje por el termino provisto en este Articulo todo empleado asignado regularmente a Bayamon, Levittown o Catano que sea trasladado permanentemente a Carolina, Isla Verde o Trujillo Alto o viceversa.

SECCION 14

         Quedan excluidos de los beneficios de este Articulo los traslados que ocurran por peticion del empleado.

SECCION 15

         En caso que la Compania adopte una politica de pago de millaje que sea superior a lo establecido en este Convenio a ser aplicable a empleados no cubiertos, dicha politica le sera aplicable a la Unidad Contratante.

SECCION 16

         a. Los empleados que sean asignados a trabajar en un municipio o lugar de la Isla en que se compruebe que no existe hospedaje adecuado y sean autorizados por la Compania a alojarse en otro municipio cercano donde exista hospedaje adecuado, tendran derecho a recibir los beneficios contemplados en este Articulo relacionados con la transportacion desde el hospedaje autorizado al centro de trabajo asignado.

         b. Cuando los empleados sean asignados a trabajar temporalmente fuera de su area regular de trabajo en un municipio o lugar de la Isla donde se les requiera pernoctar en dicho lugar, la Compania debera proveer la transportacion adecuada.

SECCION 17

         La Compania retendra en su origen todas las deducciones que correspondan en ley o reglamento.

                                   ARTICULO 43
                      DIAS FERIADOS Y DIAS LIBRES CON PAGA

SECCION 1

         Los empleados regulares cubiertos por este Convenio recibiran paga por todas las horas de trabajo regular y disfrutaran tiempo libre con paga, con las excepciones dispuestas en este articulo, en los siguientes dias festivos:

         1.    1ro. de enero                 Dia de Ano Nuevo
         2.    6 de enero                    Dia de Reyes
         3.    2do lunes de enero*           Dia de Eugenio Maria de Hostos
         4.    3er lunes de enero            Dia de Martin Luther King
         5.    3er lunes de febrero          Dia de George Washington
         6.    22 de marzo*                  Dia de la Abolicion de la Esclavitud
         7.    Movible                       Viernes Santo
         8.    3er lunes de abril*           Dia de Jose de Diego
         9.    Ultimo lunes de mayo          Dia de la Conmemoracion
         10.   4 de julio                    Dia de la Independencia de E.U.
         11.   3er lunes de julio*           Dia de Luis Munoz Rivera
         12.   25 de julio                   Dia de la Constitucion del E.L.A.
         13.   27 de julio*                  Dia de Jose Celso Barbosa
         14.   1er lunes de septiembre       Dia del Trabajo
         15.   12 de octubre                 Dia del Descubrimiento de America
         16.   1er martes de noviembre       Dia de Elecciones Generales (cada 4 anos)
         17.   11 de noviembre               Dia del Veterano
         18.   19 de noviembre*              Dia del Descubrimiento de P.R.
         19.   4to jueves de noviembre       Dia de Accion de Gracias
         20.   25 de diciembre               Dia de Navidad
         21.   Individual                    Dia del Cumpleanos del Empleado

         Si cualquiera de las fechas antes indicadas fuera cambiada mediante legislacion, se entendera este articulo enmendado a esos efectos.

         Si durante la vigencia de este Convenio la Legislatura de Puerto Rico o Estados Unidos decretan por ley un dia feriado, que sea aplicable a la PRT, la Compania y la HIETEL se reuniran para discutir la importancia del evento y conveniencia de considerar el nuevo dia feriado. Siempre que los dias antes indicados sean domingo, el dia siguiente sera considerado feriado.

         Cuando uno de los dias feriados reconocidos en este articulo coincida con otro dia feriado, el siguiente dia laborable sera considerado para todos los efectos como dia feriado.

SECCION 2

         El personal regular a quien la Compania requiera trabajar en dias feriados, recibira ademas de su paga basica, paga a tiempo y medio por cada hora trabajada, con excepcion a lo dispuesto en la Seccion 5 de este articulo. Las disposiciones contenidas en esta Seccion aplicaran unicamente a aquellos empleados de la Compania cubiertos por este Convenio que no esten exentos o puedan no estar exentos en el futuro por cualquier ley, reglamento, decreto, o alguna otra referente al pago de compensacion adicional por horas extras de trabajo.

         No obstante, los empleados exentos cubiertos por este Convenio podran recibir pago bajo este articulo a base de tiempo sencillo mas su sueldo basico sujeto al Procedimiento de Compensacion

Suplementaria Para Empleados Exentos que se encuentra vigente (P-FI-011 del 30 de junio de 1995). La Compania no hara cambios a este procedimiento departamental durante la vigencia del Convenio.

         Los empleados exentos cubiertos por este Convenio a los cuales no les aplique el pago de Compensacion Suplementaria Para Empleados Exentos, tendran la opcion de disfrutar de otro dia laborable libre con paga, a ser programado dentro de un periodo no mayor de noventa (90) dias de la fecha en que lo trabajo.

         Disponiendose que cuando el dia de cumpleanos coincida con un dia fuera de su jornada regular o con otro dia feriado, su siguiente dia laborable sera considerado, para todos los efectos de este Convenio, su dia de cumpleanos.

SECCION 3

         Para poder tener derecho a paga por el dia feriado, los empleados tendran que haber trabajado el ultimo dia de trabajo asignado anterior, asi como el dia de trabajo asignado despues de un dia feriado. El empleado que estuviere ausente durante el dia de trabajo asignado anterior y/o despues de un dia feriado y no recibe paga alguna de la Compania durante dicha ausencia no recibira paga por el dia feriado. Una ausencia en tales dias debidamente justificada, que le de derecho a recibir paga durante tal ausencia, recibira tambien paga por el dia feriado.

SECCION 4

         Los dias feriados con derecho a paga como se especifican en la Seccion 1 de este Articulo son aquellos que coinciden con un dia regular de trabajo asignado. Cuando un dia feriado de los enumerados en este articulo se celebre durante los dias de lunes a viernes de cualquier semana y dicho dia feriado coincida con el dia libre del empleado en turnos irregulares, se le compensara por dicho dia feriado en armonia con este Articulo.

SECCION 5

         Aquellos empleados no-exentos que voluntariamente esten dispuestos a trabajar los dias feriados marcados con asteriscos (*) y por su turno regular no le corresponda trabajar en dia feriado, podran solicitar renunciar el recibir la paga a tiempo y medio dispuesto en la Seccion 2 y sustituirlo por el disfrute de tiempo libre igual al trabajado hasta un maximo de ocho (8) horas, bajo el siguiente criterio:

     1. El empleado solicitara por escrito, antes de comenzado el ano, las fechas en que disfrutara los dias feriados libres con paga marcados con asterisco en la Seccion 1.

     2. Al concederle dias feriados con paga al empleado, la Compania tomara en consideracion primeramente las necesidades del servicio.

     3. Los dias feriados con paga seran disfrutados y compensados de acuerdo a la jornada regular de trabajo de cada empleado (8 horas).

     4. La Compania programara, de la misma forma y criterios que establece el programa regular de vacaciones, el calendario de disfrute de los dias libres feriados con paga que el empleado solicite voluntariamente.

     5. El empleado que trabaje el dia feriado libre con paga, previamente programado, tendra la opcion de que el mismo se le pague de acuerdo a lo dispuesto en la Seccion 1 o, tendra la opcion del disfrute de dicho dia libre con paga a ser reprogramado dentro de un periodo no mayor de noventa (90) dias de la fecha en que lo trabajo.

     6. Los dias feriados libres con paga se disfrutaran segun el programa anual. Estos dias no se podran posponer para disfrute el proximo ano. Un dia feriado libre con paga se podra fraccionar para su disfrute en dos (2) periodos de cuatro (4) horas consecutivas, a peticion del empleado.

     7. A solicitud del empleado durante el transcurso del ano, estos dias pueden ser reprogramados en dias que no hayan sido previamente seleccionados por otros empleados, siempre y cuando las necesidades del servicio asi lo permitan. El empleado debera presentar una solicitud de cambio con por lo menos cuarenta y ocho (48) horas de anticipacion, previo al dia originalmente programado.

SECCION 6

         Aquellos empleados exentos que voluntariamente esten dispuestos a trabajar los dias feriados marcados con asterisco (*) y por su turno regular no le corresponda trabajar en dia feriado y no les aplique el pago bajo el Procedimiento de Compensacion Suplementaria para Empleados Exentos, tendran la opcion del disfrute de tiempo libre con paga hasta un maximo de ocho (8) horas bajo el siguiente criterio:

     1. El empleado solicitara por escrito, antes de comenzado el ano, las fechas en que disfrutara los dias feriados libres con paga marcados con asterisco en la Seccion 1.

     2. Al concederle dias feriados con paga al empleado, la Compania tomara en consideracion primeramente las necesidades del servicio.

     3. Los dias feriados con paga seran disfrutados y compensados de acuerdo a la jornada regular de trabajo de cada empleado (8 horas).

     4. La Compania programara, de la misma forma y criterios que establece el programa regular de vacaciones, el calendario de disfrute de los dias libres feriados con paga que el empleado solicite voluntariamente.

     5. Los dias feriados libres con paga se disfrutaran segun el programa anual. Estos dias no se podran posponer para disfrute el proximo ano. Un dia feriado libre con paga se podra fraccionar para su disfrute en dos (2) periodos de cuatro (4) horas consecutivas, a peticion del empleado.

     6. A solicitud del empleado durante el transcurso del ano, estos dias pueden ser reprogramados en dias que no hayan sido previamente seleccionados por otros empleados, siempre y cuando las necesidades del servicio asi lo permitan. El empleado debera presentar una solicitud de cambio con por lo menos cuarenta y ocho (48) horas de anticipacion, previo al dia originalmente programado.

     7. Los empleados exentos cubiertos por este Convenio a los cuales no les aplique el pago de Compensacion Suplementaria Para Empleados Exentos tendran la opcion de disfrutar de otro dia laborable libre con paga, a ser programado dentro de un periodo no mayor de noventa (90) dias de la fecha en que lo trabajo.

SECCION 7

         Aquellos empleados exentos que voluntariamente esten dispuestos a trabajar los dias feriados marcados con asterisco (*) y por su turno regular no le corresponda trabajar en dia feriado, a los cuales les aplique el pago bajo el Procedimiento de Compensacion Suplementaria Para Empleados Exentos, tendran la opcion de que el mismo se le pague de acuerdo a lo dispuesto en dicho procedimiento o tendran la opcion del disfrute de tiempo libre con paga hasta un maximo de ocho (8) horas conforme los incisos 1 al 5 de la Seccion 6 de este Articulo.

                                   ARTICULO 44
                                   PLAN MEDICO

SECCION 1

         Durante la vigencia de este Convenio Colectivo la Compania se compromete a proveer un Plan Medico con los mismos beneficios provistos por el Plan Medico que se encontraba en vigor a la firma de este Convenio, para los empleados representados por la Hermandad. Se reembolsara al costo del tratamiento en Puerto Rico. En caso de emergencia durante un viaje al extranjero, el reembolso no estara limitado al costo del tratamiento en Puerto Rico. La Compania no pagara por el costo del Plan Medico para ningun dependiente opcional. El empleado seleccionara una de las siguientes alternativas ofrecidas por la proveedora de servicios medicos y aportara bisemanal las cantidades abajo indicadas, segun su seleccion:

                                                                                   Aportacion Durante
                                                                                   la Vigencia de este
                                                                                   Convenio Colectivo
                                                                                   -------------------
A.  Individual

    1.  Basica (H-MQ-A) + Major Medical (M-3) + Dental (D-34) + Farmacia           $              0.00
B.  Familiar
    1.  Basica (H-MQ-A) + Major Medical (M-3) + Farmacia                           $             16.39
    2.  Basica (H-MQ-A) + Major Medical (M-3) + Dental (D-34) + Farmacia           $             24.77

         En todas las cubiertas de farmacia antes mencionadas, de utilizarse medicamentos bioequivalentes genericos, se aplicara un deducible de $1.00. Los medicamentos de marca, tendran un deducible de $8.00 cada uno el primer ano, $9.00 cada uno el segundo y tercer ano y $10.00 cada uno durante el cuarto y quinto ano del Convenio. Los medicamentos fuera del mostrador ("over the counter") o medicamentos sin leyenda federal recetados, seran con deducible a razon de $3.00 cada uno durante los primeros 3 anos de Convenio y $5.00 cada uno durante el cuarto y quinto ano.

SECCION 2

         El empleado, al subscribir el formulario de solicitud provisto por la Compania proveedora de servicios medicos, aceptara los terminos y condiciones que esta Compania haya impuesto. La Hermandad y el empleado aceptan que los terminos y condiciones del Plan Medico seleccionado no son negociables. El empleado debera permanecer en la alternativa seleccionada hasta la renovacion del Plan, en cuya fecha podra cambiar de una de las dos (2) alternativas ofrecidas bajo la cubierta familiar, conforme los requisitos de elegibilidad y cubierta de dependientes, salvo cuando ocurran cualesquiera de las excepciones contempladas en el Plan.

         El empleado sometera la evidencia que le requiera la Compania para establecer eligibilidad de los dependientes.

SECCION 3

         La Compania mantendra vigente la cubierta seleccionada mientras el empleado permanezca en empleo activo con la Compania. La Compania cancelara la cubierta cuando el empleado, por cualquier razon, sea despedido, cesanteado, renuncie, fallezca o sea suspendido por mas de treinta (30) dias. De un arbitro reponer a un empleado con todos los haberes y el empleado presentar evidencia de los gastos medicos incurridos, la Compania le reembolsara el costo de dichos gastos, conforme los terminos del Plan Medico vigente.

SECCION 4

         La Hermandad autoriza la deduccion a cada empleado unionado por la aportacion que corresponda, segun la alternativa seleccionada por el empleado y conforme se dispone en la Seccion 1 de este Articulo. Dicha aportacion no sera alterada durante la vigencia de este Convenio.

SECCION 5

         Para obtener los servicios de hospitalizacion para condiciones de salud mental que esten relacionadas con la rehabilitacion por el abuso de sustancias (drogas) y alcohol, a traves del Plan Medico, los empleados deberan solicitar los servicios del Programa de Ayuda al Empleado (PAE) de la Compania y obtener una pre-autorizacion de este. De no solicitar los servicios y no obtener la pre-autorizacion del PAE, los beneficios no estaran cubiertos y su pago sera responsabilidad del empleado. Este requisito aplica al empleado cubierto por el Plan Medico.

         Si el empleado fuese hospitalizado y se determinara que es por uso o abuso de sustancias o alcohol, las hospitalizaciones y tratamientos ambulatorios subsiguientes tambien deberan ser pre-autorizadas por el PAE.

SECCION 6

         La Compania concedera el beneficio de espejuelos o lentes de contacto para los empleados y sus dependientes directos hasta la cantidad maxima de cien dolares ($100) en cada uno de los primeros tres (3) anos de Convenio y ciento cincuenta dolares ($150) en cada uno del cuarto y quinto ano de Convenio. Estos servicios se reembolsaran sin aplicar cantidad alguna para el deducible en efectivo.

SECCION 7

         La Hermandad y los empleados unionados acuerdan y se comprometen al uso adecuado del Plan Medico.

SECCION 8

         La Compania podra modificar el Plan Medico vigente a la terminacion del Convenio Colectivo, en cuyo caso, de considerarlo necesario, le notificara a la Hermandad dicha intencion para que la Hermandad presente cualquier sugerencia que entienda pertinente.

         Durante el proceso de renovacion del contrato para seleccionar el proveedor del plan medico, la Compania compartira con la Hermandad el analisis que cada proveedor haya suministrado.

SECCION 9

         La seleccion del administrador del plan medico, su administracion y los terminos y condiciones del contrato entre la Compania y el proveedor no estaran sujetos al procedimiento de querellas o al proceso de arbitraje establecido en este Convenio Colectivo.

         En casos excepcionales el empleado podra solicitar revision de cualquier reclamacion denegada por la compania aseguradora. La misma sera evaluada de acuerdo al procedimiento establecido por la compania aseguradora.

                                   ARTICULO 45
                                 ESCALA SALARIAL

Se mantienen los puntos minimos de la escala salarial actual. Se aumentan los maximos, conforme se detalla:

     o    1er. Ano - Se aumenta el maximo de la escala salarial 60cents.

     o    2do. Ano - Se aumenta el maximo de la escala salarial 60cents.

     o    3er. Ano - Se aumenta el maximo de la escala salarial 65cents.

     o    4to. Ano - Se aumenta el maximo de la escala salarial 70cents.

     o    5to. Ano - Se aumenta el maximo de la escala salarial 75cents.

                            MAXIMO       MAXIMO       MAXIMO       MAXIMO       MAXIMO
   NIVEL       MINIMO      1ER. ANO     2DO. ANO     3ER. ANO     4TO. ANO     5TO. ANO
----------   ----------   ----------   ----------   ----------   ----------   ----------
         6   $   11,440   $   23,161   $   24,409   $   25,761   $   27,217   $   28,777
         7       11,900       25,649       26,897       28,249       29,705       31,265
         8       13,500       28,552       29,800       31,152       32,608       34,168
         9       15,400       32,354       33,602       34,954       36,410       37,970
        10       17,600       36,617       37,865       39,217       40,673       42,233
        11       20,000       41,686       42,934       44,286       45,742       47,302
        12       23,000       47,677       48,925       50,277       51,733       53,293
        13       26,000       53,668       54,916       56,268       57,724       59,284
        14       29,400       60,580       61,828       63,180       64,636       66,196
        15       33,200       68,299       69,547       70,899       72,355       73,915

                                   ARTICULO 46
                                    SALARIOS

SECCION 1

Durante la vigencia de este Convenio, se aplicaran los siguientes aumentos a los salarios de los empleados regulares cubiertos por la Unidad Contratante, efectivo en las siguientes fechas:

    ENERO 1, 2004     ENERO 1, 2005      ENERO 1, 2006      ENERO 1, 2007       ENERO 1, 2008
    -------------     -------------      -------------      -------------       -------------
      60cents *          60 cents           65 cents           70 cents            75 cents

*Ya implantado al 1 de enero de 2004.

SECCION 2

         Aquellos empleados regulares que se encuentren en el tope de la Escala Salarial al momento de efectividad de los aumentos antes mencionados, no tendran derecho a dicho aumento. No obstante, se le otorgara al empleado un bono equivalente a la cantidad dejada de percibir en sustitucion del aumento. Dicho bono no formara parte de su base salarial ni se utilizara para el computo de retiro.

SECCION 3

         Aquellos empleados regulares que con el aumento sobrepasen el tope de la Escala Salarial tendran derecho a la parte proporcional del mismo hasta llegar al tope salarial y respecto al exceso, si alguno, se le otorgara la diferencia en un bono, que no formara parte de su base salarial ni se utilizara para el computo de retiro.

SECCION 4

         Los empleados que esten en Periodo Probatorio al momento del otorgamiento de este Convenio recibiran el aumento pactado para el primer ano de vigencia, efectivo en la fecha en que advengan empleados regulares.

         Los empleados que ingresen despues de la firma de este Convenio tendran derecho a los aumentos que se concederan al primer, segundo, tercer, cuarto y quinto aniversario, siempre y cuando sean empleados regulares a la fecha en que estos aumentos se concedan.

                                   ARTICULO 47
                                  DIFERENCIALES

SECCION 1

Labor Interina

     a. Cuando la Compania requiera a un empleado realizar interinamente las labores de otra posicion con un nivel salarial mas alto dentro de la misma Unidad, por un periodo mayor de cinco (5) dias laborables consecutivos, la Compania le pagara un diferencial de $1.00 por hora. De ser aplicable, este diferencial sera pagado desde el comienzo de la asignacion interina y por el total de horas trabajadas.

     b.   El empleado que se ausente en dicha labor interina por mas de cinco
          (5) dias laborables consecutivos, al reintegrarse a la misma, debera transcurrir un nuevo periodo de cinco (5) dias laborables consecutivos para volver a tener derecho al diferencial por hora.

SECCION 2

Diferenciales de Turnos

     a. La Compania pagara un diferencial a los empleados que trabajan turnos nocturnos y de madrugada, que son aquellos turnos que regularmente terminan entre las 9:00 p.m. y 7:00 a.m.

          La compensacion de diferencial para los empleados elegibles sera equivalente 10% del salario basico por hora.

     b. El pago de diferencial por turno cesara cuando el empleado sea reasignado de un turno que termina entre las 9:00 p.m. y 7:00 a.m. a un turno diurno regular.

SECCION 3

Adiestramiento Tecnico

     a. A fin de poder utilizar los conocimientos, destrezas y experiencias de los profesionales y tecnicos afiliados a la HIETEL, la Compania y la Hermandad acuerdan con el consentimiento del empleado, que cuando sea necesario y requerido por el Departamento de Adiestramiento y Desarrollo del Empleado, este personal temporalmente desarrolle cursos relacionados a su especialidad, y/u ofresca adiestramientos, conforme a las solicitudes recibidas de las diferentes areas de la Compania.

     b. Se establece una compensacion suplementaria, o sea, un diferencial como incentivo economico, a todo empleado que dedique tiempo para ensenar cursos y/o adiestramientos especializados en Telecomunicaciones. Se le otorgara un diferencial de 15% del salario basico por hora, por la cantidad de horas dedicadas, que requiera el Departamento de Adiestramiento y Desarrollo del Empleado.

          El diferencial de 15% del salario basico por hora aplicara a las horas necesarias antes, durante y despues del tiempo que ofrezca el adiestramiento con el proposito de hacerlo mas efectivo: preparacion de documentos, utilizacion de equipo audiovisual y otros recursos necesarios para la efectividad del adiestramiento.

     c. En aquellos casos que aplique, el empleado recibira la dieta, millaje, el hospedaje y aquellas disposiciones aplicables en el Convenio Colectivo.

     d. La participacion de los miembros de la HIETEL en estas funciones de adiestramiento no sera utilizada por la PRT para solicitar que se les excluya de la unidad apropiada. Tampoco realizaran tareas de personal incluidos en otras unidades apropiadas y no supervisaran personal alguno.

                                   ARTICULO 48
                                 BONO DE NAVIDAD

SECCION 1

         Todo empleado regular cubierto por este Convenio que reuna los requisitos dispuestos por la Ley del Bono, tendra derecho a recibir un Bono de Navidad, segun se dispone en la Ley, excepto que el mismo sera de un 8% sobre el total de salarios recibidos durante el ano bono.

         El bono sera pagadero entre el 1 y el 15 de diciembre de cada ano de vigencia de este Convenio. El termino salario incluira exclusivamente lo siguiente:

         o        Salario basico

         o        Sobretiempo

         o        Diferencial por turno

         o        Vacaciones

         o        Liquidacion Enfermedad a Jubilados

         o        Exceso de Enfermedad

         o        Interinatos

         o        Pago de Incentivos

                                   ARTICULO 49
                                 PLAN DE RETIRO

SECCION 1

         La Compania acuerda mantener en vigor el Plan de Retiro conocido como "Puerto Rico Telephone Company Retirement Plan for Salaried Employees", antes "ITT Telephone Retirement Plan for Salaried Employees" puesto en vigor el 1ro de septiembre de 1968 y acuerda que el beneficio sera pagado en su totalidad por la Compania.

SECCION 2

         Los empleados que se acojan a este beneficio, durante la vigencia del Convenio, recibiran el siguiente pago (lump sum):

         5 a 15 anos de servicio   /  3 meses de sueldo
         16 a 20 anos de servicio  /  4 meses de sueldo
         21 a 25 anos de servicio  /  5 meses de sueldo
         26 a 29 anos de servicio  /  6 meses de sueldo
         30 o mas anos de servicio /  8 meses de sueldo

SECCION 3

         La Compania continuara proveyendo a los empleados representados por la Hermandad, el Seguro por Incapacidad de Larga Duracion (Long Term Disability), libre de costo.

SECCION 4

         Todo empleado de la Unidad Contratante que se acoja al beneficio de retiro luego de la firma del Convenio, tendra derecho a un plan medico familiar similar al que tienen los empleados cubiertos por este Convenio, sin beneficios de cubierta dental. Sin embargo, el empleado jubilado podra acogerse, si asi lo elige, al plan dental ofrecido por la Compania, pero pagado en su totalidad por el jubilado.

         Los empleados de la unidad contratante que se jubilen despues del 31 de marzo de 2004, pagaran, comenzando el segundo ano de Convenio, la mitad de los aumentos de cada ano, si alguno, en el costo del Plan Medico de la Compania. A los empleados que se jubilen durante este Convenio antes del 1 de abril de 2004, no aplica la clausula de pagar la mitad de aumentos en costo del Plan Medico comenzando el segundo ano del Convenio. Para estar cubiertos por el Plan Medico para jubilados, es necesario que los empleados que se jubilen cuando sean elegibles, se acojan a toda la cobertura que les ofrece Medicare, incluso la parte B, tarjeta de descuento para medicamentos y de cobertura de medicamentos bajo Medicare.

         El aumento en la aportacion al Plan Medico por dichos jubilados para el ano 2005 se calcula de la siguiente manera: El 50% del aumento, si alguno, en el costo de PRT per capita mensual del Plan Medico para el ano 2004 comparado con el ano 2003. En el 2006 y anos subsiguientes, se hara la misma comparacion de los dos (2) anos anteriores para determinar la aportacion adicional, si alguna, que hara el empleado que se jubile durante este Convenio; sobre lo que ya esta aportando.

         En lugar de estar cubierto por el Plan Medico de la Compania, y hacer la aportacion que arriba se indica, dicho jubilado podra optar porque la Compania aporte no mas de X a otro Plan Medico de su seleccion, incluyendo el que se menciona en el proximo parrafo.

         La Compania y la Union haran sus mejores gestiones hacia obtener de una aseguradora de salud un plan medico alterno para dichos jubilados a ser efectivo en 2005 que tenga una prima mensual no mayor a X. Si el resultado de las gestiones es infructuoso, ello no anulara lo dispuesto en esta Seccion.

         X para el ano 2005 significa el costo de PRT per capita mensual del Plan Medico para el ano 2003 mas el 50% del aumento, si alguno, sobre el costo per capita de PRT mensual del Plan Medico para el ano 2004 y asi sucesivamente para anos posteriores con relacion al ano anterior.

         Ademas, la Compania suministrara a la Union aquella informacion que le permita verificar el costo anual del Plan Medico de la Compania.

SECCION 5

         Para tener derecho a dicho Plan Medico durante la vigencia de este Convenio, el empleado jubilado tendra que realizar las aportaciones a la prima dispuestas en el Articulo 44 - Plan Medico.

                                   ARTICULO 50
                              PUBLICACION DE TURNOS

SECCION 1

         La Compania confeccionara y publicara los turnos de trabajo de cualquier grupo de empleados o de cada empleado con quince (15) dias de anticipacion. Los turnos fijos que comprenden el horario de 8:00 A.M. a 12:00 M. y de 1:00 P.M. a 5:00 P.M., de lunes a viernes, no seran publicados.

SECCION 2

         La Compania asignara los turnos de trabajo siguiendo el siguiente principio: los turnos se asignaran de acuerdo a la antiguedad en la Compania, disponiendose que en aquellas areas tecnicas donde se trabajen turnos nocturnos, dias feriados y fines de semanas, se asignara personal de menor antiguedad con por lo menos seis (6) meses de antiguedad en el area. A los empleados asignados a turnos que incluyan noches, dias feriados o fines de semana, no se le requerira realizar ningun trabajo de supervision. El empleado con mayor antiguedad podra ceder su turno a otro empleado con menos antiguedad. Para poder ceder un turno el empleado tendra que notificarle a su Supervisor inmediato con por lo menos quince (15) dias de anticipacion y debera obtener su autorizacion escrita.

SECCION 3

         Una empleada embarazada que trabaje un turno nocturno o de amanecida tendra derecho a sustituir al empleado o empleada de menos antiguedad que trabaje en su mismo centro de trabajo y en su misma clasificacion en el turno diurno, siempre y cuando este capacitada para realizar el trabajo, durante su septimo y octavo mes de embarazo. A su retorno luego de su Licencia de Maternidad, la empleada se reintegrara al sistema de turno que le corresponda.

                                   ARTICULO 51
                                  PROGRESIONES

         En toda plaza incluida en la Unidad Apropiada con niveles de progresion, el empleado podra ser promovido al siguiente nivel, si ha obtenido evaluaciones satisfactorias, cumplido el tiempo requerido en el nivel anterior y si su supervisor lo recomienda.

         Todo empleado que suba al proximo nivel, recibira un cuatro porciento (4%) de aumento salarial por cada nivel de progresion.

                                   ARTICULO 52
                     AYUDA ECONOMICA PARA GASTOS DE ESTUDIOS

SECCION 1

         Todo empleado regular, con un ano o mas de servicio en la Compania que interese ayuda para estudios relacionados con su trabajo y que no este bajo un programa para mejorar su ejecutoria o su asistencia, como resultado de su evaluacion anual, o que se encuentre en Licencia por Enfermedad Prolongada, Licencia por Enfermedad Ocupacional o Licencia sin Sueldo al momento de radicar la solicitud, sometera a la Division de Desarrollo Gerencial Departamento de Recursos Humanos una peticion de ayuda para estudios antes de solicitar admision a la institucion educativa. Si al momento de radicar su solicitud de ayuda para estudios el empleado esta bajo un programa de mejoramiento por asistencia, que no sea como resultado de la evaluacion anual, este no tendra derecho a recibir el beneficio dispuesto en este articulo hasta haber completado el referido programa.

SECCION 2

         Una vez aprobada dicha solicitud y se hayan completado satisfactoriamente los estudios en instituciones de ensenanza acreditadas por el Consejo de Educacion Superior o el Departamento de Educacion, el empleado podra solicitar que la Compania le reembolse el noventa porciento (90%) del costo total de la matricula, para un grado asociado, certificado, cursos preparatorios para revalidas y un primer bachillerato. Se podra reembolsar el ochenta porciento (80%) del costo total de la matricula para un segundo bachillerato, siempre y cuando sea este el primero costeado por la Compania y que el mismo este relacionado con el area de trabajo del empleado. Se reembolsara tambien treinta y cinco porciento (35%) para gastos de estudios, en caso de un segundo bachillerato que sea el mismo el primero costeado por la Compania y que no este directamente relacionado con su area de trabajo, pero los estudios deberan estar relacionados a trabajos dentro de la Unidad Apropiada. Se reembolsara un cuarenta por ciento (40%) para maestria. Se excluyen del costo de la matricula aquellos gastos incidentales tales como cuota de construccion, membresias de asociaciones, etc. Se reembolsara el costo de los libros requeridos hasta un maximo de dos cientos dolares ($200) por ano academico, incluyendo verano.

SECCION 3

         Al completarse cada periodo de estudios, el empleado tendra derecho a solicitar reembolso de los cursos aprobados satisfactoriamente ("C" o mas). Este derecho vencera a los seis (6) meses de haber finalizado los mismos. El empleado no podra reclamar aquellos gastos que le hayan sido pagados mediante cualquier otro programa de ayuda para estudios. A esos fines el empleado proveera las autorizaciones necesarias para verificar la existencia o no de otras fuentes de ayuda.

SECCION 4

         El empleado tendra que acompanar con su solicitud de reembolso los documentos, en original o copia oficial, que evidencien el pago de la matricula y libros, asi como la calificacion obtenida.

SECCION 5

         Los estudios deberan ser realizados en horas no laborables del empleado y deberan estar dirigidos a obtener un grado academico, con el fin de ampliar sus oportunidades y desarrollo en el empleo.

SECCION 6

         Cuando la Compania decida implantar un Programa de Becas para Estudios, le dara consideracion a los empleados en la Unidad Contratante. El solicitante debera cumplir con los requisitos que la Compania establezca para otorgar dichas becas.

                                   ARTICULO 53
                               PAGO DE COLEGIACION

         La Compania reembolsara el costo de la cuota por concepto de colegiacion a aquellos empleados en las clasificaciones que se les requiera como condicion de empleo estar colegiados; asi como todas aquellas clasificaciones que puedan crearse durante la vigencia de este Convenio y se les requiera como condicion de empleo.

                                   ARTICULO 54
                                 SEGURO DE VIDA

SECCION 1

         La Compania acuerda proveerle el mismo seguro de vida existente a todos los empleados regulares de la Unidad Contratante excepto que se aumenta la cubierta a cincuenta mil dolares ($50,000) y otros cincuenta mil dolares ($50,000) por concepto de muerte accidental y desmembramiento.

SECCION 2

         El costo de este seguro de vida sera pagado en su totalidad por la Compania.

SECCION 3

         La Compania mantendra la cubierta del empleado en los seguros de vida opcionales (Opcion I y II ) vigentes, los cuales son pagados en su totalidad por los empleados.

         La Hermandad podra seleccionar un proveedor alterno para los seguros de vida opcionales (Opcion I y II).

                                   ARTICULO 55
                        UNIFORMES Y ZAPATOS DE SEGURIDAD

SECCION 1

         En el caso de que la Compania, como condicion de empleo, requiera el uso de uniforme, la Compania proveera cinco (5) uniformes al ingreso del empleado y cinco (5) uniformes adicionales a la fecha de su aniversario de servicio o al ano de haberse entregado los anteriores sin costo alguno para el empleado; disponiendose que en aquellos casos en que la Compania entienda necesario el uso de mamelucos, ademas de uniformes, le proveera al empleado dos
(2) mamelucos al ingreso y dos (2) al aniversario o al ano de haberse entregado los anteriores. Los empleados usaran estos uniformes unicamente mientras esten cumpliendo las funciones oficiales de su empleo, debiendo el empleado hacer buen uso de los mismos.

SECCION 2

         Comenzando el tercer ano, el empleado debera entregar cinco (5) uniformes usados para que la empresa le entregue cinco (5) uniformes nuevos. Perdidas de uniformes deberan notificarse inmediatamente al Supervisor inmediato y el empleado presentara documentacion explicita de la perdida.

SECCION 3

         De la Compania no entregar los uniformes en las fechas programadas, esto no tendra el efecto de que esta no viene obligada a entregar los mismos; entonces, en la proxima entrega debera suplir la totalidad de los uniformes adeudados hasta ese momento.

SECCION 4

         En aquellas situaciones en que por disposiciones de ley aplicable a la Compania o cuando la Compania misma requiera el uso de zapatos de seguridad, se proveeran los mismos sin costo para el empleado. Estos zapatos seran utilizados unicamente mientras el empleado se encuentre en el desempeno de sus funciones, debiendo el empleado hacer buen uso de los mismos.

                                   ARTICULO 56
                          NO HUELGA Y NO CIERRE FORZOSO

SECCION 1

         La Hermandad conviene que ni ella, ni los empleados de la Compania que son parte de la Unidad Contratante cubierta por este Convenio, podra, colectiva, concertada o individualmente, dedicarse a/o participar directa o indirectamente en huelgas de cualquier naturaleza, disminucion en la produccion o rendimiento ("slow-down"), interrupcion y/o paralizacion del trabajo, piquetes, "boycotts" o cualquier otra clase de interferencia y/o interrupcion de las operaciones y actividades de la Compania.

SECCION 2

         Durante la vigencia de este Convenio, la Hermandad se compromete a recurrir al Procedimiento de Querellas que provee este mismo Convenio en vez de recurrir a la huelga.

         Para honrar los terminos de este Articulo y garantizar una paz industrial permanente y constructiva, la Hermandad usara todos los recursos disponibles y propios consonantes con este Articulo.

SECCION 3

         La Compania se compromete, asimismo, durante la vigencia de este Convenio a no hacer uso del cierre forzoso "lockout" en forma alguna.

         Para honrar los terminos de este Articulo y garantizar una paz industrial permanente y constructiva, la Compania usara todos los recursos disponibles y propios consonantes con este Articulo.

SECCION 4

         La Compania se reserva el derecho de separar a cualquier empleado de la Unidad Contratante que lleve a cabo cualesquiera de los actos arriba estipulados.

                                   ARTICULO 57
                          PROCEDIMIENTO PARA QUERELLAS

SECCION 1

         El termino "querella" comprende toda controversia que envuelve el interes de uno o mas empleados y/o agravio, queja o reclamacion relacionada con la interpretacion, aplicacion, administracion o alegada violacion de este Convenio.

SECCION 2

         Las quejas o querellas podran ser presentadas por la Hermandad o por la Compania.

SECCION 3

         Toda queja o querella se tramitara exclusivamente conforme a los mecanismos creados en este Articulo. Las partes acuerdan en este Convenio que de surgir controversias durante la vigencia del mismo, estas se resolveran exclusivamente a traves del procedimiento que a continuacion se dispone:

         PRIMERA ETAPA

         a. Cualquier querella que surja sera presentada por escrito en primera instancia dentro del termino de cinco (5) dias laborables desde que surja la querella o el empleado tenga conocimiento de esta y la misma sera presentada por el Delegado de la Hermandad y/o el empleado al Supervisor inmediato del empleado.

         b. El Supervisor, el Delegado y el empleado se reuniran para discutir y analizar la querella y tratar de resolver la misma. El Supervisor tendra hasta cinco (5) dias laborables, a partir de haberse recibido la querella, para contestar la misma.

         SEGUNDA ETAPA

                  De no estar conforme la Hermandad o el empleado con la decision en el caso, o transcurrido el termino para contestar, se apelara la misma por escrito dentro de los siete (7) dias laborables siguientes al recibo de la decision o de la terminacion del periodo del primer paso, al jefe inmediato del Supervisor correspondiente quien tendra hasta cinco (5) dias laborables para contestar la querella. La Hermandad o el empleado deberan presentarle por escrito al jefe inmediato del Supervisor un resumen de lo acontecido en la primera etapa.

         TERCERA ETAPA

         a. De no estar conforme la Hermandad con la decision emitida en el caso en la segunda etapa o transcurrido el termino para contestar, cualquier Oficial de la Hermandad podra apelar radicando la misma dentro de los diez (10) dias laborables siguientes al recibo de la decision o de la terminacion del periodo para contestar en la etapa anterior si es que no ha sido contestada.

                  La apelacion sera radicada ante la oficina del Director del Departamento de Asuntos Laborales y del Empleado por escrito acompanada de un resumen de los hechos, asi como los resultados de la etapa anterior.

         b. El Director del Departamento de Asuntos Laborales y del Empleado o su Representante citara al Presidente de la Hermandad o a su Representante una vez se haya recibido la querella dentro de los diez (10) dias laborables siguientes al recibo de la querella indicando la hora, lugar y fecha, la cual sera no mas tarde de diez (10) dias laborables siguientes a la fecha de la citacion.

         c. El Director del Departamento de Asuntos Laborales y del Empleado, o su Representante, el Presidente de la Hermandad o su Representante, la persona que tomo la accion que dio base para la querella cuando las alegaciones de la querella asi lo requieran, asi como el querellante se reuniran a los efectos de tratar de resolver o conciliar la querella. Disponiendose que en esta etapa en aquellos casos de Acciones Disciplinarias, la Compania le suministrara al empleado o a la Hermandad, copia de la prueba documental en que se base la accion disciplinaria.

         d. Una vez discutida la querella, el Director del Departamento de Asuntos Laborales y del Empleado o su Representante, contestara la misma por escrito, mediante correo certificado, dentro de los siguientes diez (10) dias laborables. De no estar de acuerdo la Hermandad con la contestacion del Director del Departamento de Asuntos Laborales y del Empleado, esta podra recurrir a Arbitraje segun se indica mas adelante.

         e. Las quejas sobre reclamacion de salarios seran radicadas por escrito en primera instancia en la tercera etapa dentro del termino de diez (10) dias laborables desde que surge la querella o que el empleado tenga conocimiento de esta. El Director del Departamento de Asuntos Laborales y del Empleado
                  o su Representante citara al Presidente de la Hermandad o a su Representante una vez se haya recibido la querella dentro de los diez (10) dias laborables siguientes al recibo de la querella indicando la hora, lugar y fecha, la cual sera no mas tarde de diez (10) dias laborables siguientes a la fecha de la citacion. El Director del Departamento de Asuntos Laborales y del Empleado o su Representante, tendra un termino de quince
                  (15) dias laborables para contestar la querella luego de celebrada la reunion para considerar la misma.

         ARBITRAJE

                  a. Cuando la querella no haya sido resuelta en la etapa anterior, la misma podra ser sometida a Arbitraje dentro de los diez (10) dias laborables siguientes al recibo de la decision del Departamento de Asuntos Laborales y del Empleado o transcurrido el termino para contestar, lo que ocurra primero. Los arbitros a utilizarse seran los del Negociado de Conciliacion y Arbitraje del Departamento del Trabajo y Recursos Humanos, excepto que se acuerde otra cosa entre las partes y los mismos se seleccionaran conforme al procedimiento de ternas y a las normas de dicho Negociado. Para todos los efectos de este Articulo, las normas del Negociado que prevaleceran seran las que estaban vigentes al 26 de diciembre de 2002, y ninguna enmienda a las mismas o un nuevo reglamento, seran aplicables bajo este Convenio. La decision del Arbitro sera final e inapelable, la cual sera seguida y cumplida por las partes, siempre que sea conforme a derecho. Las partes le someteran al Arbitro la sumision escrita de la querella a resolverse.

                  b. Las reclamaciones de salario quedan excluidas del procedimiento de arbitraje y seran procesados en los tribunales, siempre y cuando cumpla con los terminos procesales aqui dispuestos.

SECCION 4

CASOS DE SUSPENSION Y DESPIDO

         a. De un empleado considerar injusta su suspension o despido debera presentar su querella a la Hermandad.

         b. En caso de que la Hermandad tambien considere injusta la suspension o despido del empleado la Hermandad presentara una querella por escrito dentro de diez (10) dias laborables subsiguientes a la suspension o notificacion de separacion del empleado ante el Director del Departamento de Asuntos Laborales y del Empleado de la Compania.

         c. En aquellos casos en que la suspension o despido del empleado este fundamentada en un informe del Departamento de Seguridad de la Compania, a peticion del empleado o de la Hermandad, se le suministrara copia del informe durante las subsiguientes 48 horas.

         d. Y se procedera de aqui en adelante como se dispone a partir del inciso b de la Tercera Etapa de este Articulo.


SECCION 5

CASOS DE PROGRAMA DE PRUEBA DE DROGAS

         Las querellas que surjan como resultado de la aplicacion del Articulo 24, Programa de Prueba de Drogas, seran radicadas en tercera etapa, segun se dispone en la Seccion 3 de este articulo.

SECCION 6

CASOS DE PUBLICACION, ADJUDICACION DE PLAZAS Y NOMBRAMIENTOS, TRASLADOS Y
ASCENSOS

         a. Las querellas que surjan donde un empleado reclama derecho a una plaza vacante o que se ha violado el articulo de "Publicacion, Adjudicacion de Plazas y Nombramientos, Traslados y Ascensos" seran radicadas por escrito ante el Director del Departamento de Asuntos Laborales y del Empleado, indicando la plaza que se reclama, el numero de la requisicion de la plaza y la persona con la que se cubrio. La querella debera ser presentada dentro de los siete (7) dias laborables subsiguientes a la adjudicacion de la plaza o desde que el empleado tenga conocimiento de la adjudicacion de la plaza.

         b. Y se procedera de aqui en adelante como se dispone a partir del inciso b de la Tercera Etapa de este Articulo.

SECCION 7

CASOS DE RECLASIFICACION DE PLAZAS

         Las querellas que surjan como resultado de una peticion de reclasificacion o una reclasificacion hecha por la Compania de una plaza seran presentadas ante el Director del Departamento de Asuntos Laborales y del Empleado de la Compania.

         En caso de que la Hermandad no este de acuerdo con la determinacion del departamento a cargo de clasificacion de plazas sobre la peticion de reclasificacion de una plaza y que determine radicar una querella, la misma sera radicada ante el Director del Departamento de Asuntos Laborales y del Empleado dentro de los siete (7) dias laborables subsiguientes al recibo de la notificacion de la determinacion o siete (7) dias laborables despues de transcurrido el tiempo para informar a la Hermandad la determinacion sobre la peticion.

         Y se procedera de aqui en adelante como se dispone a partir del inciso b de la Tercera Etapa de este Articulo.

         Durante la discusion de la querella en esta etapa la Hermandad debera establecer que a la plaza se le han asignado funciones o deberes de una plaza superior o que los deberes y funciones de la misma han evolucionado de manera sustancial y permanente hacia una plaza de nivel superior o que se le han asignado funciones o deberes de mayor complejidad.

SECCION 8

QUERELLAS ENTRE LAS PARTES

         Las querellas de la Compania seran iniciadas mediante el envio de una carta por el Director del Departamento de Asuntos Laborales y del Empleado al Presidente de la Hermandad. Las querellas que la Hermandad tenga sobre alegadas violaciones de los derechos de la Hermandad consignados en este Convenio, seran iniciadas mediante el envio de una carta por el Presidente de la Hermandad al Director del Departamento de Asuntos Laborales y del Empleado.

         En ambos casos estas querellas se iniciaran en la Tercera Etapa. Cuando la querella sea de la Compania, el Presidente de la Hermandad o su Representante se reunira con el Director del Departamento de Asuntos Laborales y del Empleado
o su representante dentro de los diez (10) dias laborables del recibo de la querella por la Hermandad. Cuando la querella sea de la Hermandad el Director del Departamento de Asuntos Laborales y del Empleado o su representante se reunira con el Presidente de la Hermandad o su representante dentro de los diez
(10) dias laborables del recibo de la querella por la Compania. De no celebrarse la reunion en los terminos aqui indicados la parte perjudicada podra recurrir directamente a Arbitraje en los terminos indicados en la Seccion 3 (Arbitraje) una vez expirado el termino.

         Las querellas de la Hermandad y de la Compania tendran que ser presentadas dentro de un periodo de diez (10) dias laborables de haber ocurrido los hechos que motivaron las querellas o desde que la parte querellante tuviera conocimiento de los hechos que motivaron la querella.

         De no llegarse a un acuerdo entre las partes se procedera conforme se establece en la Seccion 3 (Arbitraje) de este Articulo.

SECCION 9

DISPOSICIONES GENERALES

         a. Se acuerda que en ningun momento el empleado querellante o los delegados o representantes de la Hermandad estaran acompanados por mas de un empleado aunque la querella cubra mas de uno, excepto en los casos de separacion cuando los querellantes no esten trabajando. Las partes podran de mutuo acuerdo en casos que asi lo requieran excusar mas de un empleado siempre y cuando que no sean afectados los servicios.

         b. El Director del Departamento de Asuntos Laborales y del Empleado o su representante celebrara reuniones y tendra a su discrecion autoridad para investigar los casos referidos a ese Departamento, conseguir evidencia y llamar testigos uno a la vez.

         c. Los terminos para comenzar las distintas etapas de este procedimiento son de naturaleza jurisdiccional.

         d. En aquellos casos en que la Compania cite a un empleado para proposito de este Articulo, debera hacerlo dentro de sus horas laborables.

SECCION 10

CUESTIONES SUSTANTIVAS

         a. El Arbitro notificara a las partes con antelacion a la Vista de Arbitraje para que cualquiera de ellas, si desea obtener una transcripcion taquigrafica, supla el Taquigrafo y pague el costo del mismo.

                  Si ambas partes desean copia de la transcripcion taquigrafica, la pagaran por partes iguales. En caso de que alguna de las partes decida someter un alegato, el Arbitro concedera un termino no mayor de treinta (30) dias laborables para someter el mismo.

         b. El Arbitro no tendra poder o facultad para en forma alguna alterar, enmendar, cambiar, modificar, anadir o restar a ninguna de las disposiciones de este Convenio, inclusive a ninguna de las disposiciones del articulo de "Derechos de la Gerencia". Un laudo en violacion a lo antes indicado sera nulo y sin efecto.

         c. El Arbitro no tendra autoridad para conceder danos y perjuicios, penalidades, intereses, costas u honorarios de abogado.

         d. Toda medida disciplinaria debe ser por justa causa. De determinar el arbitro que no hay justa causa, podra modificar, reducir o dejar sin efecto la medida disciplinaria que se cuestiona en la querella y podra proveer un remedio de reinstalacion sin o con paga retroactiva de los salarios y beneficios dejados de percibir. A la paga retroactiva se le haran las rebajas correspondientes a los ingresos devengados mientras estuvo despedido o suspendido y a su obligacion de mitigar danos.

                                   ARTICULO 58
                            ESTABILIDAD DEL CONVENIO

SECCION 1

         En caso de la fusion de la Compania o cualquiera de sus dependencias con una entidad privada o publica o que la Compania venda, traspase o arriende propiedad donde trabajan empleados cubiertos por este Convenio se debera notificar a la Hermandad con no menos de veinte (20) dias de antelacion a la fusion, venta, cierre, traspaso, arrendamiento o expropiacion. La Compania viene obligada, ademas, a informar a la referida nueva entidad sobre la existencia de este Convenio.

SECCION 2

         En la eventualidad que por razon de dicha fusion, venta, traspaso, arrendamiento, cierre o expropiacion desplace empleados de la Unidad Contratante, los empleados regulares afectados seran considerados para reubicacion en otras actividades de la Empresa conforme las disposiciones de este Convenio.

SECCION 3

         Si durante la vigencia de este Convenio la Compania adquiriese cualquier facilidad o servicio que actualmente estuviere siendo administrado por otra Compania y fuere integrado al programa de la Compania, las plazas nuevas que se creen, asi como cualquier plaza vacante en dicha nueva facilidad o servicio, que corresponda a la Unidad Contratante seran cubiertas de acuerdo con las disposiciones de este Convenio. El tiempo de antiguedad para los efectos de este Convenio de todo el personal que pase a la Compania mediante este procedimiento empezara a contar desde la fecha de efectividad de su nombramiento como empleado de la Compania.

SECCION 4

         En caso de llevarse a cabo cualquier traspaso, venta, fusion, arrendamiento de facilidades o expropiacion, la Compania, no obstante lo dispuesto en el Articulo de Vigencia sobre la duracion de este Convenio, quedara relevada de ahi en adelante de toda obligacion bajo el mismo, excepto en cuanto a obligaciones en que ya se hubiera incurrido bajo el articulo de Procedimiento para Querellas.

         Este Convenio Colectivo obligara durante su vigencia a todo patrono sucesor de la Compania aun cuando el traspaso, venta, fusion, arrendamiento o expropiacion fuese parcial.

                                   ARTICULO 59
                              CLAUSULAS DE SALVEDAD

SECCION 1

         En caso de que parte de cualquiera de las disposiciones de este Convenio resulte ser ilegal por virtud de las leyes vigentes o aprobadas en el futuro o mediante decreto judicial o sentencia final y firme, emitida por un tribunal de jurisdiccion competente, o de cualquier otro organismo gubernamental, tal ley, decreto, decision, orden o sentencia afectara unicamente la parte o disposicion que sea declarada ilegal, pero la misma no invalidara el resto del Convenio, siendo la intencion expresa de las partes contratantes que todas las porciones no declaradas ilegales permaneceran en todo su vigor y efecto durante la vigencia de este Convenio y se hace constar, ademas, que nada de lo aqui acordado en forma alguna impedira que cualquiera de las partes contratantes pueda ejercer su derecho a apelar la sentencia o decision judicial, orden o sentencia del organismo gubernamental concernido.

SECCION 2

         En la eventualidad de que cualquier Articulo o Seccion fuere declarado invalido o el cumplimiento u observacion de tal Articulo o Seccion hubiera sido declarado en suspenso, las partes afectadas por tal accion entraran en inmediatas negociaciones colectivas, con el fin de acordar una disposicion sustituta mutuamente satisfactoria para tal Articulo o Seccion.

SECCION 3

         En caso de que en cualquier asunto o controversia pueda aplicarse mas de una disposicion de este Convenio o que sea posible mas de una interpretacion del mismo se aplicara aquella disposicion o interpretacion que resulte mas consistente con el Convenio Colectivo interpretado en su totalidad.

                                   ARTICULO 60
                             ADIESTRAMIENTO ESPECIAL

SECCION 1

         a. Cuando la introduccion de nuevo equipo especializado, que requiera adiestramiento especial para operar el mismo afecte el trabajo del personal de la Unidad Apropiada, la Compania seleccionara los empleados a ser adiestrados de entre los empleados afectados que reunan los requisitos de adiestramiento para la plaza y aprueben los examenes escritos y/o pruebas practicas que la Compania disene para dicho adiestramiento.

         b. Los requisitos, examenes y pruebas seran establecidos por la Compania previo a la seleccion de candidatos para el adiestramiento. La Compania determinara a su criterio el numero de personas a recibir el adiestramiento especial, pero al escoger entre los candidatos que cualifiquen la Compania aplicara los siguientes criterios: antiguedad, evaluaciones ya escritas y realizadas en el curso normal del empleo de los ultimos dos (2) anos, record de asistencia y puntualidad de los ultimos dos (2) anos, record disciplinario de los ultimos dos (2) anos, experiencia relacionada y adiestramientos.

                  La antiguedad prevalecera sobre los otros factores de resultar estos iguales entre los empledos a adiestrarse.

         c. De no surgir candidatos suficientes que cualifiquen de entre los empleados afectados, la Compania publicara la(s) plaza(s) de conformidad con la Seccion 1 del Articulo 12 sobre Publicacion, Adjudicacion de Plazas y Nombramientos. De no surgir candidatos internos suficientes que cualifiquen, la Compania retendra el derecho a incluir en el adiestramiento a personal cualificado de reclutamiento externo.

SECCION 2

         La Compania extendera a los candidatos seleccionados nombramientos condicionados a la aprobacion del adiestramiento. Durante el periodo del adiestramiento el horario diario y el programa semanal de trabajo podra variar de acuerdo a las necesidades y condiciones del adiestramiento a ofrecerse y del servicio prestado.

SECCION 3

         Los empleados que aprueben los adiestramientos en que participen seran mantenidos en dichas posiciones. Sin embargo, aquellos empleados que no aprueben satisfactoriamente sus adiestramientos o que no fueren seleccionados para el mismo seran reasignados a otra posicion, siempre que exista otra posicion vacante y que cualifique para la misma. De no existir una posicion vacante o de este no cualificar para las plazas vacantes que puedan existir, se procedera segun el articulo de "Reduccion de Personal y Reempleo".

                                   ARTICULO 61
                              FONDO DE BENEFICENCIA

SECCION 1

         La Compania acuerda aportar $0.04 por cada hora trabajada por cada empleado cubierto por este Convenio durante el primero, segundo y tercer ano de Convenio y $0.05 durante el cuarto y quinto ano de Convenio para el Fondo de Beneficencia establecido en este articulo.

SECCION 2

         El Fondo se regira por un Fideicomiso para administrar los fondos en el cual tendran igual participacion la Compania y la Hermandad. Las partes, de mutuo acuerdo, prepararan un reglamento que establecera los controles y el uso que se le dara a los fondos, el cual sera para proveer beneficios y ayudas a los empleados representados por la Hermandad. La ratificacion de este reglamento no debera exceder 60 dias a partir de la firma de este Convenio, a menos que las partes por mutuo acuerdo extiendan este termino.

SECCION 3

         Hasta tanto sea ratificado el reglamento por las partes, las aportaciones de la Compania seran depositadas en una cuenta de ahorros separada. Una vez ratificado el reglamento, los fondos en la cuenta de ahorros seran transferidos a la cuenta del Fideicomiso que debera estar separada de cualquier otra cuenta de la Hermandad. Posteriormente, la Compania remesara a los administradores del Fondo, previa prestacion de las fianzas requeridas el importe de la aportacion indicada en la Seccion 1 de este articulo. El mismo se hara durante los diez (10) dias calendarios siguientes, de efectuarse el pago de cada dos (2) semanas, excepto que medien circunstancias extraordinarias, en cuyo caso el termino no excedera de diez (10) dias calendarios adicionales.

SECCION 4

         Cuando alguna auditoria revele un patron de violaciones al reglamento o que la administracion del Fondo se ha apartado de los principios y propositos para el cual fue creado este Fondo, la Compania podra descontinuar las aportaciones al Fondo hasta que las violaciones sean corregidas.

SECCION 5

         En el caso que algun Tribunal, Agencia o cualquier otra entidad con jurisdiccion declare mediante orden, resolucion y/o sentencia final y firme, que este articulo o el Fideicomiso creado bajo el mismo es ilegal, la Compania podra descontinuar las aportaciones al Fondo hasta tanto se subsane la ilegalidad y de esta no ser subsanable o de no subsanarse, los fondos que existan seran devueltos a la Compania.

                                   ARTICULO 62
                            SUMINISTRO DE INFORMACION

         La Compania suministrara a la Hermandad, simultaneamente, copia de toda comunicacion, documento, aviso, circular, boletin o folleto dirigido a la distribucion general entre los empleados que componen la Unidad Contratante. La Vicepresidencia de Recursos Humanos suministrara copia de aquellas practicas, procedimientos o politicas administrativas del area de recursos humanos que sean de aplicacion a los empleados cubiertos por este convenio.

                                   ARTICULO 63
                                ASISTENCIA LEGAL

         La Compania proveera, libre de costos, servicios de abogados seleccionados por la Compania, a aquellos empleados que en el desempeno de sus deberes sufrieren un accidente mientras conducen vehiculos de motor en asuntos oficiales y fueren citados y/o denunciados por tales hechos o cuando estando en gestiones oficiales se le impute delito publico por hechos alegadamente ocurridos mientras este prestando servicios a un cliente, excepto delitos sexuales, asesinato y sustancias controladas.

                                   ARTICULO 64
                                 CUIDADO DIURNO

SECCION 1

         Durante la vigencia de este Convenio Colectivo la Compania pagara mensualmente a instituciones dedicadas al cuidado diurno infantil que cuenten con los correspondientes permisos que requieran las leyes aplicables para ello, bajo las condiciones mas adelante dispuestas. Dicho pago sera por concepto de cuidado diurno de hijos de empleados cubiertos por este Convenio, cuya edad maxima sea hasta de cinco anos o hasta el momento que ingresen al sistema escolar, lo que ocurra primero.

SECCION 2

         El numero de ninos que podran beneficiarse de las disposiciones de este Articulo, asi como de la aportacion mensual maxima que remesara la Compania, sera de conformidad a la siguiente tabla:

                VIGENCIA DEL       NUMERO MAXIMO         BENEFICIO
                  CONVENIO           DE NINOS             MENSUAL
                ------------       -------------         ---------
                                              40         $     100

SECCION 3

         Estas cantidades seran pagaderas directamente al Centro de Cuidado Diurno mediante la presentacion previa de factura por el Centro correspondiente
o a traves del empleado y en tal situacion la Compania expedira mensualmente un cheque a la orden de dicho Centro, dentro de los quince (15) dias calendarios siguientes de haberse recibido la factura.

         Sera responsabilidad del empleado pagar al Centro de Cuidado Diurno cualquier diferencia entre la tarifa y el beneficio maximo pagado por la Compania, segun dispuesto en este Articulo.

         El pago correspondiente al primer ano, tendra vigencia desde el comienzo del ano escolar correspondiente al ano 2003.

SECCION 4

         Los hijos de empleados de la Unidad Contrante, cuyos padres habran de beneficiarse de esta ayuda seran escogidos mediante sorteo a celebrarse no mas tarde del mes de junio de cada ano, durante la vigencia de este Convenio. Cada empleado podra solicitar este beneficio para un hijo o hija, de manera que un mayor numero de empleados puedan resultar beneficiados. Participaran en el sorteo los empleados(as) que certifiquen a la Compania, con anterioridad al sorteo, tener hijos (as) menores, de hasta cinco (5) anos de edad. Dicho sorteo sera coordinado entre la Compania y la Hermandad. En el caso de que no sea cubierto el numero total de ninos, se celebrara un segundo sorteo, en el cual se podra incluir otro hijo de los empleados que hayan resultado beneficiados en el primer sorteo.

SECCION 5

         El empleado seleccionado certificara que tiene su hijo(a) matriculado en un Centro de Cuidado Diurno debidamente autorizado, que opera con todos los permisos necesarios. La Compania se reserva la facultad de requerir cualquier otra informacion pertinente y evidencia de los permisos requeridos.

                                   ARTICULO 65
                                  CONTRATACION

         La subcontratacion de labores, tareas, servicios y funciones no se utilizara para cesantear a empleados cubiertos por la Unidad Apropiada.

                                   ARTICULO 66
                             SEGURO SOCIAL CHOFERIL

         La Compania pagara en su totalidad las aportaciones correspondientes bajo la Ley de Seguro Social Choferil (Ley 428 del 15 de mayo de 1950, segun enmendada).

                                   ARTICULO 67
                      NOTIFICACION SOBRE LICENCIA ACUMULADA

         La Compania informara por escrito cada doce (12) meses a cada empleado sobre el balance de las vacaciones regulares y Licencia por Enfermedad acumulada que tenga cada empleado.

                                   ARTICULO 68
                 SEGURO POR MUERTE ACCIDENTAL Y DESMEMBRAMIENTO

SECCION 1

         La Compania continuara proveyendo los beneficios de Seguro por Muerte Accidental y Desmembramiento que actualmente brinda libre de costo a los empleados de la Unidad. La Compania se reserva el derecho exclusivo de cambiar el proveedor del Seguro, siempre y cuando, no se afecten los beneficios que existen en la actualidad. Incluye el Seguro por Accidente en viajes oficiales.

SECCION 2

         En cuanto al Seguro Accidental Voluntario, los empleados que asi lo deseen podran seleccionar el continuar o el estar cubiertos por este seguro a su propio costo. La Compania no garantiza que ni la cubierta ni el costo de este Seguro seguiran iguales o identicos a los vigentes a la firma de este Convenio.

                                   ARTICULO 69
                              INCENTIVOS POR VENTA

         La Compania, a su unica discrecion, podra mejorar, modificar, cambiar, condicionar y/o eliminar los incentivos por ventas existentes, o crear nuevos incentivos conforme a la condicion economica de cada linea de negocios ("profit centers") mediante notificacion escrita a la Hermandad (HIETEL) con treinta (30) dias de anticipacion.

                                   ARTICULO 70
                                  ACUERDO TOTAL

         Las partes contratantes reconocen que, durante las negociaciones que culminaron en este Convenio, cada una de ellas tuvo el derecho y la oportunidad ilimitada de formular demandas y proposiciones con respecto a todas las materias no excluidas por ley en el area de contratacion colectiva y que todos los acuerdos y convenios alcanzados por ellas mediante el ejercicio de tales derechos y oportunidades, aparecen expresados en este Convenio.

         Las partes reconocen asimismo que este Convenio contiene todas las condiciones de trabajo acordadas por ambas y que a partir de esta fecha seran las unicas condiciones de trabajo que regiran entre las partes.

         Este Convenio no podra ser modificado, enmendado, cambiado o darse por terminado excepto mediante estipulacion escrita debidamente firmada por los representantes autorizados de las partes y es la intencion de las partes contratantes reservar para cualquier convenio futuro que comience a regir despues de la expiracion de este Convenio Colectivo cualesquiera y todos los asuntos que no esten expresamente cubiertos por este Convenio Colectivo.

                                   ARTICULO 71
                                    VIGENCIA

         Este Convenio estara en vigor durante sesenta (60) meses y comenzara a regir desde el 1 de enero de 2004 hasta la medianoche del 31 de diciembre de 2008, salvo los siguientes Articulos que seran efectivos a partir de la firma del Convenio:

     1.   Licencia Con Paga Para Administrar el Convenio

     2.   No Huelga, No Cierre Forzoso

     3.   Descuento de Cuotas

     4.   Taller Unionado

         Las Secciones 3 y 9 (Arbitraje) del Articulo de Procedimiento de Querellas, y el Articulo 49, Plan de Retiro, seran retroactivas al 23 de octubre de 2003.